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                                                                   EXHIBIT 10.12

                          BOSTON SCIENTIFIC CORPORATION
                         401(k) RETIREMENT SAVINGS PLAN

                (Amended and Restated, Effective January 1, 2001)

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                                TABLE OF CONTENTS

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
ARTICLE 1. INTRODUCTION...................................................................................   1
     1.1. Qualification and Purpose.......................................................................   1
     1.2. Rights under Plans..............................................................................   1
     1.3. Defined Terms...................................................................................   1
ARTICLE 2. PARTICIPATION..................................................................................   2
     2.1. Date of Participation...........................................................................   2
     2.2. Duration of Participation.......................................................................   2
ARTICLE 3. CONTRIBUTIONS..................................................................................   4
     3.1. Elective Contributions..........................................................................   4
     3.2. Form and Manner of Elections....................................................................   4
     3.3. Matching Contributions..........................................................................   4
     3.4. Discretionary Contributions.....................................................................   5
     3.5. Qualified Nonelective Contributions.............................................................   5
     3.6. Rollover Contributions..........................................................................   5
     3.7. Employee Contributions..........................................................................   5
     3.8. Other Employer Contributions....................................................................   5
     3.9. Crediting of Contributions......................................................................   6
     3.10. Time for Making Contributions..................................................................   6
     3.11. Certain Limits Apply...........................................................................   6
     3.12. Return of Contributions........................................................................   6
     3.13. Establishment of Trust.........................................................................   6
ARTICLE 4. PARTICIPANT ACCOUNTS...........................................................................   7
     4.1. Accounts........................................................................................   7
     4.2. Adjustment of Accounts..........................................................................   7
     4.3. Investment of Accounts..........................................................................   7
     4.4. Appointment of Investment Manager or Named Fiduciary............................................   8
     4.5. Section 404(c) Compliance.......................................................................   8
     4.6. Transfers From Other Plans......................................................................   9
ARTICLE 5. VESTING OF ACCOUNTS............................................................................  10
     5.1. Immediate Vesting of Certain Accounts...........................................................  10
     5.2. Deferred Vesting of Discretionary Contribution Accounts.........................................  10
     5.3. Special Vesting Rules...........................................................................  10
     5.4. Changes in Vesting Schedule.....................................................................  10
     5.5. Forfeitures.....................................................................................  11
     5.6. Vesting of Accounts Transferred From Other Plans................................................  12
ARTICLE 6. WITHDRAWALS PRIOR TO SEVERANCE FROM EMPLOYMENT.................................................  13
     6.1. Hardship Withdrawals............................................................................  13
     6.2. Withdrawals After Age 59 1/2....................................................................  14
     6.3. Withdrawal from Rollover Account................................................................  14
     6.4. Withdrawal on Account of Disability.............................................................  14
     6.5. Withdrawal of Employee Contributions............................................................  14
     6.6. Restrictions on Certain Distributions...........................................................  14
     6.7. Limitation of Withdrawable Amount...............................................................  15
     6.8. Required Distributions After Required Beginning Date............................................  15
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     6.9. Distributions Required by a Qualified Domestic Relations Order..................................  15
     6.10. Withdrawals by Certain Former Participants in Other Plans......................................  15
ARTICLE 7. LOANS TO PARTICIPANTS..........................................................................  16
     7.1. In General......................................................................................  16
     7.2. Rules and Procedures............................................................................  16
     7.3. Maximum Amount of Loan..........................................................................  16
     7.4. Minimum Amount of Loans; Limit on Number of Loans...............................................  16
     7.5. Note; Security; Interest........................................................................  16
     7.6. Repayment.......................................................................................  17
     7.7. Repayment Upon Distribution.....................................................................  17
     7.8. Default.........................................................................................  17
     7.9. Note as Trust Asset.............................................................................  17
     7.10. Nondiscrimination..............................................................................  18
     7.11. Designation of Accounts........................................................................  18
     7.12. Spousal Consent to Loans to Certain Former Participants in Other Plans.........................  18
ARTICLE 8. BENEFITS UPON DEATH OR SEVERANCE FROM EMPLOYMENT...............................................  19
     8.1. Severance From Employment for Reasons Other Than Death..........................................  19
     8.2. Time of Distributions...........................................................................  19
     8.3. Amount of Distribution..........................................................................  20
     8.4. Distributions After a Participant's Death.......................................................  20
     8.5. Designation of Beneficiary......................................................................  21
     8.6. Direct Rollovers of Eligible Distributions......................................................  21
     8.7. Protected Forms of Benefit......................................................................  23
     8.8. Distribution Restrictions for Elective Contributions............................................  23
ARTICLE 9. ADMINISTRATION.................................................................................  24
     9.1. Committee.......................................................................................  24
     9.2. Powers of Committee.............................................................................  24
     9.3. Effect of Interpretation or Determination.......................................................  24
     9.4. Reliance on Tables, etc.........................................................................  24
     9.5. Claims and Review Procedures....................................................................  25
     9.6. Indemnification of Committee and Assistants.....................................................  25
     9.7. Annual Report...................................................................................  25
ARTICLE 10. AMENDMENT AND TERMINATION.....................................................................  26
     10.1. Amendment......................................................................................  26
     10.2. Termination....................................................................................  26
     10.3. Distributions upon Termination of the Plan.....................................................  26
     10.4. Merger or Consolidation of Plan; Transfer of Plan Assets.......................................  26
ARTICLE 11. LIMITS ON CONTRIBUTIONS.......................................................................  27
     11.1. Code Section 404 Limits........................................................................  27
     11.2. Code Section 415 Limits........................................................................  27
     11.3. Code Section 402(g) Limits.....................................................................  28
     11.4. Code Section 401(k)(3) Limits..................................................................  29
     11.5. Code Section 401(m) Limits.....................................................................  33
ARTICLE 12. SPECIAL TOP-HEAVY PROVISIONS..................................................................  37
     12.1. Provisions to apply............................................................................  37
     12.2. Minimum Contribution...........................................................................  37
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     12.3. Adjustment to Limitation on Benefits...........................................................  38
     12.4. Definitions....................................................................................  38
ARTICLE 13. MISCELLANEOUS.................................................................................  41
     13.1. Exclusive Benefit Rule.........................................................................  41
     13.2. Limitation of Rights...........................................................................  41
     13.3. Nonalienability of Benefits....................................................................  41
     13.4. Adequacy of Delivery...........................................................................  41
     13.5. Reclassification of Employment Status..........................................................  41
     13.6. Veterans' Reemployment and Benefits Rights.....................................................  42
     13.7. Governing law..................................................................................  42
     13.8. Authority to Correct Operational Defects.......................................................  42
     13.9. Electronic Forms...............................................................................  42
ARTICLE 14. DEFINITIONS...................................................................................  43
     14.1. "Accounts".....................................................................................  43
     14.2. "Affiliated Employer"..........................................................................  43
     14.3. "Beneficiary"..................................................................................  43
     14.4. "Board of Directors"...........................................................................  43
     14.5. "Code".........................................................................................  43
     14.6. "Committee"....................................................................................  43
     14.7. "Company Stock"................................................................................  43
     14.8. "Compensation".................................................................................  43
     14.9. "Disability"...................................................................................  44
     14.10. "Discretionary Contribution"..................................................................  44
     14.11. "Discretionary Contribution Account"..........................................................  44
     14.12. "Elective Contribution".......................................................................  45
     14.13. "Elective Contribution Account"...............................................................  45
     14.14. "Eligible Employee"...........................................................................  45
     14.15. "Employee"....................................................................................  45
     14.16. "Employee Contribution".......................................................................  45
     14.17. "Entry Date"..................................................................................  45
     14.18. "ERISA".......................................................................................  45
     14.19. "Highly Compensated Employee".................................................................  45
     14.20. "Hour of Service".............................................................................  46
     14.21. "Leased Employee".............................................................................  47
     14.22. "Matching Contribution Account"...............................................................  47
     14.23. "Normal Retirement Age".......................................................................  47
     14.24. "Participant".................................................................................  47
     14.25. "Participating Employer"......................................................................  47
     14.26. "Plan"........................................................................................  47
     14.27. "Plan Sponsor"................................................................................  47
     14.28. "Plan Year"...................................................................................  47
     14.29. "Predecessor Employer"........................................................................  47
     14.30. "Qualified Domestic Relations Order"..........................................................  48
     14.31. "Qualified Nonelective Contribution"..........................................................  48
     14.32. "QNEC Account"................................................................................  48
     14.33. "Regulation"..................................................................................  48
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     14.34. "Required Beginning Date".....................................................................  48
     14.35. "Rollover Contribution".......................................................................  48
     14.36. "Section".....................................................................................  48
     14.37. "Trust".......................................................................................  48
     14.38. "Trustee".....................................................................................  48
     14.39. "Valuation Date"..............................................................................  48
     14.40. "Year of Service for Vesting".................................................................  48

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                            ARTICLE 1. INTRODUCTION.

         1.1. QUALIFICATION AND PURPOSE. This document amends and restates the provisions of the Boston Scientific Corporation 401(k) Retirement Savings Plan, effective as of January 1, 2001 unless otherwise stated herein. Mergers and account transfers of certain other plans into the Plan shall have such effective dates as are provided in Schedule B. The original effective date of the Plan was January 1, 1987. The Plan and its related Trust are intended to qualify as a profit-sharing plan and trust under Code sections 401(a) and section 501(a), the cash or deferred arrangement forming part of the Plan is intended to qualify under Code section 401(k). The Plan is intended to constitute a plan described in section 404(c) of ERISA. The provisions of the Plan and Trust shall be construed and applied accordingly. The purpose of the Plan is to provide benefits to Participants in a manner consistent and in compliance with such Code sections and Title I of ERISA. Notwithstanding the general effective date specified above, any provision of this restatement that is intended to comply with changes in law made by the Uniform Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Uruguay Round Agreements Act, or Internal Revenue Service regulations or other guidance thereunder, or Department of Labor guidance shall be effective as of the effective dates specified for such changes in the applicable statute, regulation, or guidance. In addition, this restatement contains certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). These provisions are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, the EGTRRA provisions shall be effective as of the first day of the first Plan Year beginning after December 31, 2001. The EGTRRA provisions shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the EGTRRA provisions.

         1.2. RIGHTS UNDER PLANS. The rights of Participants in this Plan or any other plan which has been merged into this Plan, who ceased to be employed by the applicable employer prior to January 1, 2001 or, if later, the applicable merger date provided in Schedule B and have not thereafter been reemployed by the Plan Sponsor or an Affiliated Employer, and the rights of their beneficiaries, shall be determined in accordance with the terms of the applicable plan at the time they ceased to be employed.

         1.3. DEFINED TERMS. All capitalized terms used in the following provisions of the Plan have the meanings given them under Article 14.

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                           ARTICLE 2. PARTICIPATION.

         2.1. DATE OF PARTICIPATION.

                  (a) Any individual who was a Participant on December 31, 2000 and is an Eligible Employee on January 1, 2001 will, subject to Section 2.2, continue to be a Participant.

                  (b) Any other individual will become a Participant on the Entry Date coinciding with or next following the latest of

                           (1) January 1, 2001;

                           (2) the date on which he or she becomes an Eligible
                  Employee;

                           (3) the date on which he or she attains age 21; and

                           (4) the 30th day after the date he or she completes
                  an Hour of Service;

         provided that (i) he or she is an Eligible Employee on such Entry Date and (ii) he or she has in effect on such Entry Date a compensation reduction authorization described in Section 3.2 which was submitted in the manner prescribed by the Committee. Unless otherwise provided by the Committee, an Employee who has satisfied the requirements of (1),
         (2), (3) and (4) above, but who has failed to satisfy the requirements of (i) or (ii) above, will become a Participant on the first Entry Date coinciding with or next following the date on which the requirements of both (i) and (ii) are satisfied.

                  (c) Unless otherwise provided in Schedule B, in the event the Plan Sponsor acquires a business of another employer, through an acquisition of either assets or stock, an Employee who was employed by such other employer immediately prior to such acquisition shall have his or her prior service with such other employer taken into account, as if it were service with an Affiliated Employer, for purposes of
         (b)(4) above and Section 14.14(b).

                  (d) An Employee who, immediately before becoming an Eligible Employee, has a contribution agreement in effect with an Affiliated Employer under a separate plan described in section 401(k) of the Code shall become a Participant on the payroll date coinciding with or next following the date he or she becomes an Eligible Employee, provided that he or she has a compensation reduction authorization in effect on such payroll date.

         2.2. DURATION OF PARTICIPATION. An individual who has become a Participant under the Plan will remain a Participant for as long as an Account is maintained under the Plan for his or her benefit, or until his or her death, if earlier. Notwithstanding the

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preceding sentence and unless otherwise expressly provided for under the Plan, no contributions shall be made with respect to a Participant who is not an Eligible Employee. In the event a Participant remains an Employee but ceases to be an Eligible Employee and becomes ineligible for contributions, such Employee will again become eligible for contributions immediately upon returning to the class of Eligible Employees. In the event an Employee who is not an Eligible Employee becomes an Eligible Employee, such Employee will become a Participant on the first Entry Date on or after becoming an Eligible Employee, if he or she has satisfied the requirements of Section 2.1. A Participant or former Participant who is reemployed as an Eligible Employee shall again become eligible for contributions on the first Entry Date on or after reemployment.

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                           ARTICLE 3. CONTRIBUTIONS.

         3.1. ELECTIVE CONTRIBUTIONS. On behalf of each Participant for whom there is in effect, for any pay period, a compensation reduction authorization described in Section 3.2 and who is receiving Compensation from a Participating Employer during such pay period, such Participating Employer will contribute to the Trust, as an Elective Contribution, an amount equal to the amount by which such Compensation was reduced pursuant to the compensation reduction authorization. Elective Contributions for any pay period in a Plan Year may not be less than 1 percent nor exceed 15 percent of the Participant's Compensation for such pay period.

         3.2. FORM AND MANNER OF ELECTIONS. A "compensation reduction authorization" is an authorization from an Eligible Employee to a Participating Employer which satisfies the requirements of this Section 3.2. Each compensation reduction authorization shall be in a form prescribed or approved by the Committee, and may be entered into as of any Entry Date upon such prior notice as the Committee may prescribe. A compensation reduction authorization may be changed by the Participant, with such prior notice as the Committee may prescribe, as of the first day of any payroll period. A compensation reduction authorization shall be effective with respect to Compensation payable on and after the applicable Entry Date. A compensation reduction authorization may be revoked by the Participant at any time, upon such prior notice as the Committee may prescribe. A Participant who revokes a compensation reduction authorization may enter into a new authorization only as of a subsequent Entry Date.

         3.3. MATCHING CONTRIBUTIONS.

                  (a) On a bi-weekly basis, each Participating Employer will make a Matching Contribution to the Trust for the benefit of each Participant on whose behalf it made Elective Contributions for the period. The amount of Matching Contributions made by a Participating Employer for the period shall be equal to (i) 100% of the Elective Contributions made on behalf of the Participant for the period which do not exceed 2% of the Participant's Compensation for such period, plus
         (ii) 50% of the Elective Contributions made on behalf of the Participant for the period which exceed 2% but do not exceed 4% of the Participant's Compensation for such period.

                  (b) If (i) a Participant is an Eligible Employee on the last day of the Plan Year, and (ii) the aggregate Matching Contributions made by his or her Participating Employer under paragraph (a) above to the Trust for the benefit of such Participant with respect to such Plan Year are less than the lesser of (1) 100% of the Participant's Elective Contributions for such Plan Year which do not exceed 2% of the Participant's Compensation for such Year plus 50% of the Participant's Elective Contributions for such Plan Year which exceed 2% but do not exceed 4% of the Participant's Compensation for such Year; or (2) 3% of such Participant's Compensation in such Plan Year, then the Participating Employer shall make a further contribution to the Trust, for the benefit of such Participant, to be credited

                                      - 4 -

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         to his or her Matching Contribution Account, such that the aggregate
         Matching Contributions made by the Participating Employer for the benefit of such Participant for the Plan Year under this Section shall equal the lesser of the amounts set forth in clauses (1) and (2) above.

         3.4. DISCRETIONARY CONTRIBUTIONS. For each Plan Year, the Participating Employers shall contribute to the Plan such other amounts, if any, as the Board of Directors, in its sole discretion, may determine. Any such Discretionary Contribution for a Plan Year shall be made in cash or, if the Board of Directors so directs, in Company Stock, and shall be allocated among and credited to the Accounts of each Participant who:

                  (a) is an Eligible Employee on the last day of the Plan Year;
         or

                  (b) has ceased to be an Eligible Employee during the Plan Year by reason of death or severance from employment after attaining age 62 or on account of Disability,

in proportion to their relative amounts of Compensation for such Plan Year.

         3.5. QUALIFIED NONELECTIVE CONTRIBUTIONS. To the extent necessary to satisfy the Code Section 401(k)(3) limits with respect to Elective Contributions or the Code Section 401(m) limits with respect to Matching Contributions, the Plan Sponsor, in its discretion, may determine whether a Qualified Nonelective Contribution shall be made to the Trust for a Plan Year and, if so, the amount to be contributed by such Participating Employer. If the Plan Sponsor determines that a Qualified Nonelective Contribution shall be made, each Participating Employer shall contribute its designated portion. Qualified Nonelective Contributions shall be fully vested and subject to the same distribution rules as Elective Contributions as of the time such Qualified Nonelective Contributions are made to the Plan.

         3.6. ROLLOVER CONTRIBUTIONS. An Eligible Employee (whether or not a Participant) may make a Rollover Contribution to the Plan upon demonstration to the Committee that the contribution is eligible for transfer to the Plan pursuant to the rollover provisions of the Code.

         3.7. EMPLOYEE CONTRIBUTIONS. A Participant may elect to make after-tax Employee Contributions under the Plan in the form and manner prescribed or approved by the Committee. Employee Contributions for any pay period in a Plan Year may not be less than 1 percent nor exceed 10 percent of the Participant's Compensation for such period.

         3.8. OTHER EMPLOYER CONTRIBUTIONS. The Participating Employers shall contribute to the Plan such other amounts as the Board of Directors determines on behalf of certain eligible Participants as set forth on Schedule C. Such contributions shall be made in cash and shall be allocated to an Employer Contribution Account of each eligible Participant as set forth on Schedule C.

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         3.9. CREDITING OF CONTRIBUTIONS. Each type of contribution for a Plan
Year shall be allocated among and credited to the respective Accounts of Participants eligible to share in the contributions as of the Valuation Date next following the date the contributions are received by the Trustee.

         3.10. TIME FOR MAKING CONTRIBUTIONS. Elective Contributions will be paid in cash to the Trust as soon as such contributions can reasonably be segregated from the general assets of the Participating Employer, but in any event no later than the time set forth in Department of Labor Regulations section 2510.3-102.

         3.11. CERTAIN LIMITS APPLY. All contributions to the Plan are subject to the applicable limits set forth under Code sections 401(k), 402(g), 401(m), 404, and 415, as further described elsewhere in the Plan. In addition, certain minimum allocations may be required under Code section 416, as also further described elsewhere in the Plan.

         3.12. RETURN OF CONTRIBUTIONS. If any contribution by a Participating Employer to the Trust is (a) made by reason of a mistake of fact, or (b) believed by the Participating Employer in good faith to be deductible under Code section 404, but the deduction is disallowed, the Trustee shall, upon request by the Participating Employer, return to the Participating Employer the excess of the amount contributed over the amount, if any, that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Such excess shall be reduced by the losses of the Trust attributable thereto, if and to the extent such losses exceed the gains and income attributable thereto. In no event shall the return of a contribution hereunder cause any Participant's Accounts to be reduced to less than they would have been had the mistaken or nondeductible amount not been contributed. No return of a contribution hereunder shall be made more than one year after the mistaken payment of the contribution, or disallowance of the deduction, as the case may be.

         3.13. ESTABLISHMENT OF TRUST. The Plan Sponsor will establish a Trust to accept and hold contributions made under the Plan. The Trust shall be governed by an agreement between the Plan Sponsor and the Trustee the terms of which shall be consistent with the Plan provisions and intended qualification under Code sections 401(a) and 501(a).

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                        ARTICLE 4. PARTICIPANT ACCOUNTS.

         4.1. ACCOUNTS. The Committee will establish and maintain (or cause the Trustee to establish and maintain) for each Participant, such Accounts as are necessary to carry out the purposes of this Plan.

         4.2. ADJUSTMENT OF ACCOUNTS. As of each Valuation Date, each Account will be adjusted to reflect the fair market value of the assets allocated to the Account. In so doing,

                  (a) each Account balance will be increased by the amount of contributions, income and gain allocable to such Account since the prior Valuation Date; and

                  (b) each Account balance will be decreased by the amount of distributions from the Account and expenses and losses allocable to the Account since the prior Valuation Date.

Income, expense, gain or loss which is generated by a particular investment within the Trust shall be allocated among the Accounts invested in that investment in proportion to the balances of such Accounts as of the immediately preceding Valuation Date. Any expenses relating to a specific Account or Accounts, including without limitation commissions or sales charges with respect to an investment in which the Account participates, but excluding costs relating to the processing of Qualified Domestic Relations Orders, may be charged solely to the particular Account or Accounts.

         4.3. INVESTMENT OF ACCOUNTS.

                  (a) A Participant's Accounts shall be invested by the Trustee as the Participant directs from among such investment options as the Plan Sponsor may make available from time to time in accordance with the investment policy established by the Committee. The Committee shall prescribe the manner in which such directions may be made or changed, the dates as of which they shall be effective, and the allocation of Accounts with respect to which no directions are submitted. Any other assets of the Trust not specified above in this Section shall be invested by the Trustee in the sole discretion of the Trustee and in accordance with its fiduciary duties under ERISA; provided, that if an investment manager or other named fiduciary has been appointed with respect to all or a portion of such assets, the Trustee shall invest such portion as the investment manager or other named fiduciary directs.

                  (b) The Committee is specifically authorized to establish a Company Stock investment option. To the extent such Company Stock has voting rights, or in the event of any tender or exchange offer by any person for such Company Stock, Participants invested in such Company Stock fund may direct the Trustee as to the voting and tender of such Company Stock in accordance with procedures established by the Committee. The Committee may also provide for the temporary suspension of the right of Participants subject to Section 16 of the Securities Exchange Act of 1934 to invest further amounts in the Company Stock fund following any withdrawal from the portion of such Participants' Accounts theretofore invested in such Company Stock fund. The Committee may also establish from time to time a maximum percentage of any Participant's Accounts which may be invested in the Company Stock fund.

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                  (c) In connection with the acquisition of Schneider (USA) Inc.
         and Corvita Corporation, the Company established an investment fund to hold shares of Pfizer Inc. common stock transferred from the Pfizer Savings and Investment Plan. No contributions under this Plan may be invested in the Pfizer stock fund, and dividends and interest payable on the assets of the Pfizer stock fund allocated to the Accounts of a Participant will be invested according to such Participant's current investment election for contributions under the Plan. A Participant may direct that amounts held in the Pfizer stock fund on his or her behalf be transferred to one or more other investment funds made available by the Committee from time to time, and any amounts so transferred shall not be reallocated to the Pfizer stock fund.

         4.4. APPOINTMENT OF INVESTMENT MANAGER OR NAMED FIDUCIARY. The Plan Sponsor may appoint in writing one or more investment managers or other "named fiduciaries" (within the meaning of ERISA section 402(a)(2)) to manage the investment of all or designated portions of the assets held in the Trust. The appointment shall be effective upon acknowledgment in writing by the investment manager or other named fiduciary that it is a fiduciary with respect to the Plan. An investment manager must be (a) registered as an investment adviser under the Investment Advisers Act of 1940, (b) a bank as defined in that Act, or
(c) an insurance company qualified under the laws of more than one state to manage, acquire or dispose of any assets of the Plan.

         4.5. SECTION 404(c) COMPLIANCE. The Plan is intended to be an "ERISA section 404(c) plan" as described in section 404(c) of ERISA and title 29 of the Code of Federal Regulations section 2550.404c-1, and shall be administered and interpreted in a manner consistent with that intent. The investment direction requirements of Department of Labor regulation section 2550.404c-1(b)(2)(i)(B)
(1)(iv) and (b)(2)(i)(A) and the requirements relating to the investment alternatives under the Plan are intended to be satisfied by Section 4.3 above, in each case taking into account related communications to Participants and beneficiaries under the summary plan description for the Plan and other communications. For purposes of ERISA section 404(c), the "identified plan fiduciary" obligated to comply with Participant and Beneficiary investment instructions (except as provided in such section and regulations thereunder), the identified plan fiduciary obligated to provide Participants and Beneficiaries with the materials set forth in Department of Labor regulations section 2550.404c-1(b)(2)(i)(B) and the identified plan fiduciary obligated to comply with the confidentiality requirements and procedures under Department of Labor regulations section 2550.404c-1(d)(2)(ii)(E)(4)(viii) relating to employer securities shall be the Committee. The Committee may decline to implement Participant and Beneficiary investment instructions which would result in a prohibited transaction described in ERISA section 406 or section 4975 of the Code or which would generate income that would be taxable to the Plan.

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         4.6. TRANSFERS FROM OTHER PLANS.

                  (a) Unless otherwise provided herein, in the event that another plan is merged into the Plan, or accounts are otherwise transferred to the Plan from another plan, the assets transferred to the Plan shall be allocated as follows:

                           (1) Assets attributable to an individual's elective
                  contributions and qualified nonelective contributions (if any) shall be allocated to an Elective Contribution Account for his or her benefit under the Plan;

                           (2) Assets attributable to matching employer
                  contributions (if any), shall be allocated to a Matching Contribution Account for his or her benefit under the Plan;

                           (3) Assets attributable to other employer
                  contributions (if any), shall be allocated to a Discretionary Contribution Account for his or her benefit under the Plan; and

                           (4) Assets attributable to an individual's after-tax
                  contributions (if any) shall be allocated to an after-tax contribution account for his or her benefit under the Plan.

                  The assets transferred may be separately accounted for in sub-accounts under the Plan as determined to be necessary by the Committee in order to administer the provisions of Articles 5, 6, 7 and
         8. Unless otherwise provided in Schedule B or in an acquisition agreement between a Participating Employer and the employer maintaining such transferor plan, all assets transferred under this Section 4.6 shall be invested in accordance with investment directions by the Participant under Section 4.3 above or, absent such directions, in a fund designated by the Committee.

                  (b) Any individual for whom accounts have been transferred under this Section 4.6 and who has not become a Participant under
         Section 2.1, or pursuant to such other special eligibility rules provided in Schedule B, shall be treated as a Participant for purposes of Articles 4, 5, 8, 9, 10 and 13 and, so long as he or she is an Employee, Articles 6 and 7. Such an individual shall become a Participant for all purposes of the Plan to the extent such individual satisfies the requirements of Section 2.1 or any other special eligibility rules provided in Schedule B which apply to such individual.

                        ARTICLE 5. VESTING OF ACCOUNTS.

         5.1. IMMEDIATE VESTING OF CERTAIN ACCOUNTS. A Participant shall at all times have a vested interest in 100% of the following accounts, as applicable:
Elective Contribution Account, Employee Contribution Account, QNEC Account, Matching Contribution Account, his or her Rollover Account, and other accounts that the Committee may establish, unless explicitly provided otherwise herein.

         5.2. DEFERRED VESTING OF DISCRETIONARY CONTRIBUTION ACCOUNTS.

                  (a) A Participant who on December 31, 1992 had at least three Years of Service for purposes of calculating vesting, shall have a vested interest in 100% of his or her Discretionary Contribution Account, if any.

                  (b) A Participant not described in (a) above, shall have a vested interest in a percentage of his or her Discretionary Contribution Account, if any, determined in accordance with the following schedule and based on his or her Years of Service for
         Vesting:

 Years of Service                    Applicable
   for Vesting                Nonforfeitable Percentage
 ----------------             -------------------------
less than 1                               0%
1 but less than 2                        20%
2 but less than 3                        40%
3 but less than 4                        60%
4 but less than 5                        80%
5 or more                               100%

         5.3. SPECIAL VESTING RULES. Notwithstanding any provision of the Plan to the contrary, a Participant will have a vested interest in 100% of the Accounts maintained for his or her benefit upon the happening of any one of the following events:

                  (a) the Participant's attainment of age 62 while an Employee;

                  (b) the Participant's severance from employment on account of Disability;

                  (c) the Participant's death while an Employee;

                  (d) the termination of the Plan or the complete discontinuance of Contributions under the Plan; or

                  (e) the partial termination of the Plan with respect to the Participant.

         5.4. CHANGES IN VESTING SCHEDULE. If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's vested percentage (or if the Plan changes to or from a top-heavy vesting schedule), each Participant who has completed 3 years of Vesting Service may elect, within the period described below, to have his or her vested percentage determined without regard to such amendment or change. The period referred to in the preceding sentence will begin on the date the amendment of the vesting schedule is adopted and will end 60 days after the latest of the following dates:

                  (a) the date on which such amendment is adopted;

                  (b) the date on which such amendment becomes effective; and

                  (c) the date on which the Participant is issued written notice of such amendment by the Committee.

         5.5. FORFEITURES.

                  (a) In general. Any portion of a Participant's Account in which he or she is not vested upon severance from employment for any reason will be forfeited as of the earlier of

                           (1) the expiration of 5 consecutive Plan Years during
                  each of which the Participant does not complete 501 Hours of Service, or

                           (2) the distribution of the vested portion of the
                  Account if such distribution is made as a result of the Participant's severance from employment.

Any Participant who separates from the service of the Affiliated Employers prior to earning a vested interest in any of his or her Accounts shall be deemed to have received a complete distribution of his or her vested interest on the day he or she separates from service.

                  (b) Certain Restorations. Notwithstanding the preceding paragraph, if a Participant forfeits any portion of an Account as a result of the complete distribution of the vested portion of the Account but thereafter returns to the employ of an Affiliated Employer, the amount forfeited will be recredited to the Participant's Account if he or she repays to the Plan the entire amount distributed, without interest, prior to the earlier of (i) the close of the fifth consecutive Plan Year in each of which the Participant does not complete at least 501 Hours of Service or (ii) the fifth anniversary of the date on which the Participant is reemployed. In the case of a Participant who had earlier separated from service prior to earning a vested interest in any of his or her Accounts and was deemed to have received a distribution of such vested interest, the amount forfeited will be restored upon the Participant's reemployment prior to the close of the fifth consecutive Plan Year in each of which the Participant does not complete at least 501 Hours of Service. A Participant's vested percentage in the amount recredited under this paragraph will thereafter be determined under the terms of the Plan as if no forfeiture had occurred. The money required to effect the restoration of a Participant's Account shall come from other Accounts forfeited during the Plan Year of restoration, and to the extent such funds are inadequate, from a special contribution by the Participant's Participating Employer.

                  (c) If a Participant forfeits any part of his or her Accounts under paragraph (a) above, the amount of the forfeiture will be applied, first, toward any restoration of any amount previously forfeited as required under paragraph (a) above, and, then, toward the Matching Contributions required to be made to the Plan under Section 3.3.

         5.6. VESTING OF ACCOUNTS TRANSFERRED FROM OTHER PLANS. In the event that another plan is merged into the Plan, or accounts are otherwise transferred to the Plan from another plan, the portion of each Account under this Plan that is attributable to a vested and nonforfeitable account, or portion of an account, under the transferor plan shall remain vested and nonforfeitable under this Plan. The remaining portion of each Account under this Plan that is attributable to a transferor plan account shall vest in accordance with Section 5.2, unless otherwise provided in Schedule B.

           ARTICLE 6. WITHDRAWALS PRIOR TO SEVERANCE FROM EMPLOYMENT.

         6.1. HARDSHIP WITHDRAWALS.

                  (a) Immediate and heavy financial need. A Participant may make a withdrawal from his or her Elective Contribution Account in the event of an immediate and heavy financial need arising from

                           (i) expenses for medical care described in Code
                  section 213(d) previously incurred by the Participant, his or her spouse or any of his or her dependents (as defined in Code section 152) or amounts necessary for these persons to obtain such medical care;

                           (ii) costs directly related to the purchase of a
                  principal residence of the Participant (excluding mortgage payments);

                           (iii) the payment of tuition, room and board expenses
                  and related educational fees for the next 12 months of post-secondary education for the Participant, his or her spouse, children or dependents (as defined in Code section
                  152);

                           (iv) payments necessary to prevent the eviction of
                  the Participant from his or her principal residence or foreclosure on the mortgage on that principal residence; or

                           (v) any other need identified by the Commissioner of
                  Revenue as a "financial hardship" for purposes of section 401(k) plans through the publication of revenue rulings, notices and other guidance of general applicability.

         The Committee's determination of whether there is an immediate and heavy financial need as defined above shall be made solely on the basis of written evidence furnished by the Participant. Such evidence must also indicate the amount of such need.

                  (b) Distribution of amount necessary to meet need. As soon as practicable after the Committee's determination that an immediate and heavy financial need exists with respect to the Participant, that the Participant has obtained all other distributions (other than hardship distributions) and all nontaxable loans currently available under the Plan and all other plans maintained by the Affiliated Employers, and that no other resources are reasonably available to the Participant to satisfy the need, the Committee will direct the Trustee to pay to the Participant the amount necessary to meet the need created by the hardship (but not in excess of the value of the Participant's Elective Contribution Account, determined as of the Valuation Date that authorized distribution directions are received by the Trustee). The amount necessary to meet the need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. Distribution will be made solely from the Participant's Elective Contribution Account, and shall not include any portion of the Account that is attributable to income earned after December 31, 1988.

         6.2. WITHDRAWALS AFTER AGE 59 1/2. A Participant who is an Employee and has attained age 59 1/2 may make a withdrawal from any one or more of his or her Accounts for any reason, upon such prior notice as the Committee may prescribe. Any such withdrawal shall be in the amount specified by the Participant, up to the vested value of the particular Account determined as of the Valuation Date that authorized distribution directions are received by the Trustee. Payment to the Participant shall be made as soon as practicable after such Valuation Date.

         6.3. WITHDRAWAL FROM ROLLOVER ACCOUNT. A Participant who is an Employee may make a withdrawal from his or her Rollover Account for any reason, upon such prior notice as the Committee may prescribe. Any such withdrawal shall be in the amount specified by the Participant, up to the value of the Rollover Account determined as of the Valuation Date that authorized distribution directions are received by the Trustee. Payment to the Participant shall be made as soon as practicable after such Valuation Date.

         6.4. WITHDRAWAL ON ACCOUNT OF DISABILITY. A Participant who is an Employee and who has a Disability, may make a withdrawal from his or her Accounts upon such prior notice as the Committee may prescribe. Any such withdrawal shall be in the amount specified by the Participant, up to the vested value of the Accounts determined as of the Valuation Date that authorized distribution directions are received by the Trustee. Payment to the Participant shall be made as soon as practicable after such Valuation Date.

         6.5. WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS. A Participant who is an Employee may make a withdrawal from his or her Employee Contribution Account for any reason upon such prior notice and in accordance with such procedures as the Committee may prescribe. Any such withdrawal shall be in the amount specified by the Participant in accordance with procedures prescribed by the Committee, up to the value of the Participant's Employee Contribution Account, determined as of the Valuation Date that authorized distribution directions are received by the Trustee. Payment to the Participant shall be made as soon as practicable after such Valuation Date.

         6.6. RESTRICTIONS ON CERTAIN DISTRIBUTIONS. In the case of a Participant whose Accounts are valued in excess of $5,000 and who has not yet attained the Normal Retirement Age, no distribution may be made to the Participant under this Article unless

                  (a) between the 30th and 90th day prior to the date distribution is to be made, the Committee notifies the Participant in writing that he or she may defer distribution until the Normal Retirement Age and provides the Participant with a written description of the material features and (if applicable) the relative values of the forms of distribution available under the Plan; and

                  (b) the Participant consents to the distribution in writing after the information described above has been provided to him or her.

Notwithstanding the foregoing, such distribution may commence less than 30 days after the required notification described above is given, provided that (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider whether or not to elect a distribution; and (ii) the Participant, after receiving the notice, elects a distribution.

For purposes of this Section, a Participant's Accounts will be considered to be valued in excess of $5,000 if the value of his or her Accounts exceeds such amount at the time of the distribution in question. For the avoidance of doubt, nothing in this Section confers a substantive distribution right to any Participant; a Participant must be eligible to receive a distribution pursuant to the other provisions of this Article 6 in order for this Section to apply.

         6.7. LIMITATION OF WITHDRAWABLE AMOUNT. In the event that there is allocated to a Participant's Account a promissory note with respect to a loan made from the Plan, the maximum amount of cash that may be withdrawn from the Account prior to the Participant's severance from employment shall be determined without regard to the value of such note.

         6.8. REQUIRED DISTRIBUTIONS AFTER REQUIRED BEGINNING DATE. In the case of a Participant who remains an Employee on or after his or her Required Beginning Date, such Participant's Accounts will be distributed, beginning on his or her Required Beginning Date, in accordance with the applicable requirements of Code section 401(a)(9) and the Regulations promulgated thereunder.

         6.9. DISTRIBUTIONS REQUIRED BY A QUALIFIED DOMESTIC RELATIONS ORDER. To the extent required by a Qualified Domestic Relations Order, the Committee shall make distributions from a Participant's Accounts to alternate payees named in such order in a manner consistent with the distribution options otherwise available under the Plan, regardless of whether the Participant is otherwise entitled to a distribution at such time under the Plan.

         6.10. WITHDRAWALS BY CERTAIN FORMER PARTICIPANTS IN OTHER PLANS.

                  (a) In addition to the rights to take withdrawals prior to severance from employment as described above, in the case of a Participant for whom amounts have been transferred under Section 4.6, the Participant shall be entitled to take withdrawals hereunder in the circumstances in which withdrawals prior to severance from employment would have been permitted under the transferor plan, as set forth in Schedule B.

                  (b) In the case of a married Participant for whom amounts have been transferred under Section 4.6 from another plan and who has at any time elected an annuity form of payment under Section 8.7, no withdrawal may be made under this article unless (i) his or her spouse consents in writing to such withdrawal, such consent acknowledges the effect of the withdrawal and is witnessed by a Plan representative or a notary public, and such consent specifies the form of the withdrawal (i.e., a lump sum cash payment), or (ii) it is established to the satisfaction of the Committee that the foregoing consent may not be obtained because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe.

                       ARTICLE 7. LOANS TO PARTICIPANTS.

         7.1. IN GENERAL. Upon the written request of a Participant on a form acceptable to the Committee, and subject to the conditions of this Article, the Committee shall direct the Trustee to make a loan from the Trust to the Participant. Notwithstanding the foregoing, a Participant who is an owner-employee or member of the family (as defined in Code section 267(e)(4) of an owner-employee is not eligible to receive a loan under this Article 7. An "owner-employee" shall mean an owner employee as defined in Code section 401(c)(3), and shall include an employee or officer of an electing small business (Subchapter S) corporation which is an Affiliated Employer who owns (or is considered as owning within the meaning of Code section 318(a)(1)), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of such corporation. For purposes of this Article, "Participant" includes any Participant who is an Employee of a Participating Employer, and any other Participant (or Beneficiary of a deceased Participant) who is a "party in interest" within the meaning of ERISA section 3(14).

         7.2. RULES AND PROCEDURES. The Committee shall promulgate such rules and procedures, not inconsistent with the express provisions of this Article, as it deems necessary to carry out the purposes of this Article including, but not limited to, rules for charging loan fees directly to a Participant's Accounts. All such rules and procedures shall be deemed a part of the Plan for purposes of the Department of Labor regulation section 2550.408b-1(d). Loans shall not be made available to Participants who are Highly Compensated Employees in an amount (determined under Department of Labor regulation section 2550.408b-1(b)) greater than the amount made available to other Participants.

         7.3. MAXIMUM AMOUNT OF LOAN. The following limitations shall apply in determining the amount of any loan to a Participant hereunder:

                  (a) The amount of the loan, together with any other outstanding indebtedness of the Participant under the Plan or any other qualified retirement plans of the Affiliated Employers, shall not exceed $50,000 reduced by the excess of (i) the highest outstanding loan balance of the Participant from such plans during the one-year period ending on the day prior to the date on which the loan is made, over (ii) the Participant's outstanding loan balance from such plans immediately prior to the loan.

                  (b) The amount of the loan shall not exceed 50% of the Participant's vested interest in his or her Accounts, determined as of the Valuation Date immediately preceding the date of the loan.

         7.4. MINIMUM AMOUNT OF LOANS; LIMIT ON NUMBER OF LOANS. The amount of any single loan under this Plan shall not be less than $1,000. No more than two loans may be outstanding to a Participant at any one time.

         7.5. NOTE; SECURITY; INTEREST. Each loan shall be evidenced by a note signed by the Participant and shall be secured by the Participant's vested interest in his or her Accounts, including in such security the note evidencing the loan. The loan shall bear interest at a reasonable annual percentage interest rate to be determined by the Committee. In determining the interest rate, the

Committee shall take into consideration interest rates currently being charged by persons in the business of lending money with respect to loans made in similar circumstances.

         7.6. REPAYMENT. Each loan made to a Participant who is receiving regular payments of compensation from a Participating Employer shall be repayable by payroll deduction. Loans made to other Participants (and, in all events, where payroll deduction is no longer practicable) shall be repayable in such manner as the Committee may from time to time determine. The documents evidencing a loan shall provide that payments shall be made not less frequently than quarterly and over a specified term as determined by the Committee (but not to exceed five years; ten years if the loan is being applied toward the purchase of a principal residence for the Participant); such documents shall also require that the loan be amortized with level payments of principal and interest. A Participant may prepay all, but not less than all, of his or her loan at any time, without penalty, by paying the loan principal then outstanding together with interest accrued and unpaid to the date of payment. Notwithstanding the foregoing, loan repayments may be suspended with respect to a Participant during any period he or she is performing qualified military service (as defined under Code section 414(u)) in accordance with Code section 414(u)(4).

         7.7. REPAYMENT UPON DISTRIBUTION. If, at the time benefits are to be distributed (or to commence being distributed) to a Participant with respect to a severance from employment, there remains any unpaid balance of a loan hereunder, such unpaid balance shall, to the extent consistent with Department of Labor regulations, become immediately due and payable in full. Such unpaid balance, together with any accrued but unpaid interest on the loan, shall be deducted from the Participant's Accounts, subject to the default provisions below, before any distribution of benefits is made. Except as may be required in order to comply (in a manner consistent with continued qualification of the Plan under Code section 401(a)) with Department of Labor regulations, no loan shall be made or remain outstanding with respect to a Participant under this Article after the time distributions to the Participant with respect to a severance from employment are to be paid or commence.

         7.8. DEFAULT. In the event of a default in making any payment of principal or interest when due under the note evidencing any loan under this Article, if such default continues for more than 90 days of the due date thereof, the unpaid principal balance of the note shall immediately become due and payable in full. Such unpaid principal, together with any accrued but unpaid interest, shall thereupon be deducted from the Participant's Accounts, subject to the further provisions of this Section. The amount so deducted shall be treated as distributed to the Participant and applied by the Participant as a payment of the unpaid interest and principal (in that order) under the note evidencing such loan. In no event shall the Committee apply the Participant's Accounts to satisfy the Participant's repayment obligation, whether or not he or she is in default, unless the amount so applied otherwise could be distributed in accordance with the Plan.

         7.9. NOTE AS TRUST ASSET. The note evidencing a loan to a Participant under this Article shall be an asset of the Trust which is allocated to the Account of such Participant, and shall for purposes of the Plan be deemed to have a value at any given time equal to the unpaid principal balance of the note plus the amount of any accrued but unpaid interest.

         7.10. NONDISCRIMINATION. Loans shall be made available under this Article to all Participants on a reasonably equivalent basis, except that the Committee may make reasonable distinctions based on creditworthiness.

         7.11. DESIGNATION OF ACCOUNTS. Loans shall be made from the Participant's Accounts in such order as may be designated by the Committee, and loan repayments shall be credited to such Accounts in the same order. Loan repayments shall be allocated among the investment options in accordance with the Participant's then-effective instructions regarding the investment of contributions made on his or her behalf.

         7.12. SPOUSAL CONSENT TO LOANS TO CERTAIN FORMER PARTICIPANTS IN OTHER PLANS. In the case of a married Participant for whom amounts have been transferred under Section 4.6 from a transferor plan and who has at any time elected an annuity form of payment under Section 8.7 or under the transferor plan, no loan shall be made unless (a) the Participant's spouse consents in writing to such loan and to the use of the Participant's Accounts as security for the loan, and such consent acknowledges the effect of the loan and the use of the Accounts as security, is witnessed by a Plan representative or a notary public, and is provided no more than 90 days before the date on which the loan is to be secured by the Accounts, or (b) it is established to the satisfaction of the Committee that the foregoing consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe.

          ARTICLE 8. BENEFITS UPON DEATH OR SEVERANCE FROM EMPLOYMENT

         8.1. SEVERANCE FROM EMPLOYMENT FOR REASONS OTHER THAN DEATH. Following a Participant's severance from employment of an Affiliated Employer for any reason other than death, the Participant will receive the vested portion of his or her Accounts in cash in a single sum or, if the Participant elects and the value of such portion exceeds $5,000, in monthly, quarterly, semi-annual, or annual installments, fixed installments or variable installments over a period certain not to exceed the Participant's life expectancy or the joint life and last survivor expectancy of the Participant and his or her Beneficiary. An election to receive monthly, quarterly, semi-annual, or annual installment distributions in lieu of a single sum, and the period over which such installments are to be made, shall be made by the Participant on a form approved by the Committee. Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 2002, the installment options described above shall be available only with respect to a Participant whose annuity starting date is earlier than the earlier of (i) the 90th day after notice that such benefit forms will no longer be available is provided in accordance with Regulation section 1.411(d)-4, Q&A-2(e)(1) and (ii) the first day of the second Plan Year following the Plan Year in which the form of optional benefit is eliminated by amendment.

         8.2. TIME OF DISTRIBUTIONS. Distribution with respect to a Participant's severance from employment normally will be made as soon as practicable after such severance. In the case of a Participant whose Accounts are valued in excess of $5,000 and who has not yet attained the Normal Retirement Age, however, distribution may not be made under this Section unless

                  (a) between the 30th and 90th day prior to the date distribution is to be made, the Committee notifies the Participant in writing that he or she may defer distribution until the Normal Retirement Age; and

                  (b) the Participant consents to the distribution in writing after the information described above has been provided to him or her, and files such consent with the Committee.

Notwithstanding the foregoing, such distribution may commence less than 30 days after the required notification described above is given, provided that (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider whether or not to elect a distribution; and (ii) the Participant, after receiving the notice, elects a distribution.

A Participant's Accounts will be considered to be valued in excess of $5,000 if the value of such Accounts exceeds such amount at the time of the distribution in question. Distribution under this Section in all events will be made no later than the 60th day after the close of the Plan Year in which occurs the later of the Participant's severance from employment or the Participant's attainment of the Normal Retirement Age.

         8.3. AMOUNT OF DISTRIBUTION.

                  (a) Single Sums. In the case of a distribution to be made in a single sum, the amount of the distribution shall be determined as of the Valuation Date on which authorized distribution directions are received by the Trustee.

                  (b) Installments. To the extent allowed in Section 8.1, in the case of distributions to be made in monthly, quarterly, semi-annual, or annual installments, the aggregate installment amount for a particular calendar year (the "installment year") shall be determined by dividing

                           (i) the value of the vested portion of the
                  Participant's Accounts as of the last Valuation Date preceding the distribution date by

                           (ii) the lesser of (A) the number of remaining
                  installment years in the installment period elected by the Participant as of the beginning of the installment year and
                  (B) the number of years in the applicable remaining life expectancy for the installment year determined pursuant to regulations under Code section 401(a)(9).

         8.4. DISTRIBUTIONS AFTER A PARTICIPANT'S DEATH.

                  (a) Death Prior to Severance From Employment. If a Participant dies prior to his or her severance from the service of the Participating Employers, the Participant's Beneficiary will receive the Participant's Accounts in either of the following forms, as elected by the Beneficiary on a form approved by the Committee:

                           (i) in cash in a single sum as soon as practicable
                  following the Participant's death (but in no event later than December 31 of the calendar year following the year of the Participant's death); or

                           (ii) in monthly, quarterly, semi-annual, or annual
                  installments over a period certain not to exceed the life expectancy of the Beneficiary, such installments to begin not later than December 31 of the calendar year following the year of the Participant's death and to be made in amounts determined in the same manner as under Section 8.3(b) above.

                  (b) Death After Severance From Employment. If a Participant dies after severance from employment but before the complete distribution of his or her Accounts has been made, the Participant's Beneficiary will receive the vested portion of the Participant's Accounts. Distribution will be made in cash in a single sum as soon as practicable following the Participant's death (but no later than December 31 of the calendar year following the year of the Participant's death) provided, however, that if distribution to the Participant had begun following his or her severance from employment in a form elected by the Participant, distribution will continue to be made to the Beneficiary at least as rapidly in such form unless the Beneficiary elects to receive the distribution in cash in a single sum as soon as practicable following the Participant's death. Any such election must be made on a form approved by the Committee and must be received by the Committee within such period following the Participant's death as the Committee may prescribe.

Any distribution to a Beneficiary under this Section shall be determined as of the Valuation Date that authorized distribution directions are received by the Trustee.

         8.5. DESIGNATION OF BENEFICIARY. Subject to the provisions of this Section, a Participant's Beneficiary shall be the person or persons and entity or entities, if any, designated by the Participant from time to time on a form approved by the Committee. In the absence of an effective beneficiary designation, the full amount payable upon the death of the Participant shall be paid to his or her surviving spouse or, if none, to his or her estate. If any Beneficiary survives the Participant but dies prior to receipt of his or her interest in the Participant's Account, such Beneficiary's remaining interest shall be paid to the Beneficiary's estate (unless the Participant had effectively designated a successor or contingent Beneficiary for the Beneficiary's remaining interest). A nonspouse beneficiary designation by a Participant who is married at the time of his or her death shall not be effective unless

                  (a) prior to the Participant's death, the Participant's surviving spouse consented to and acknowledged the effect of the Participant's designation of a specific non-spouse Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) on a written form approved by the Committee and witnessed by a notary public or a duly authorized Plan representative; or

                  (b) it is established to the satisfaction of the Committee that spousal consent may not be obtained because there is no spouse, because the spouse has died (evidenced by a certificate of death), because the spouse cannot be located (based on information supplied by a government agency or independent investigator), or because of such other circumstances as the Secretary of the Treasury may prescribe; or

                  (c) the spouse had earlier executed a general consent form permitting the Participant (i) to select from among certain specified beneficiaries without any requirement of further consent by the spouse (and the Participant designates a Beneficiary from the specified list), or (ii) to change his or her Beneficiary without any requirement of further consent by the spouse. Any such general consent shall be on a form approved by the Committee, and must acknowledge that the spouse has the right to limit consent to a specific beneficiary and that the spouse voluntarily elects to relinquish such right.

In the event a spouse is legally incompetent to give consent, the spouse's legal guardian, even if the guardian is the Participant, may give consent on behalf of the spouse. Any consent and acknowledgment by (or on behalf of) a spouse, or the establishment that the consent and acknowledgment cannot be obtained, shall be effective only with respect to such spouse, but shall be irrevocable once made.

         8.6. DIRECT ROLLOVERS OF ELIGIBLE DISTRIBUTIONS. Notwithstanding any provision of the Plan to the contrary that may otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this Section, the following terms have the following meanings:

                  (a) an "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives of the distributee and the distributee's Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); any distribution that is made on account of hardship; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Notwithstanding the foregoing, with respect to distributions made after December 31, 2001, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax Employee Contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to account separately for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                  (b) with respect to a distributee, an "eligible retirement plan" is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a). With respect to distributions made after December 31, 2001, an "eligible retirement plan" shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to account separately for amounts transferred into such plan from this Plan. Notwithstanding the foregoing, for distributions prior to January 1, 2002, with respect to a distributee who is a Participant's surviving spouse or a spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in section 414(p) of the Code, an eligible retirement plan is only an individual retirement account or an individual retirement annuity.

                  (c) a "distributee" includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse, who is an alternate payee under a Qualified Domestic Relations Order, are distributees with regard to the interest of the spouse or former spouse.

                  (d) a "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

         8.7. PROTECTED FORMS OF BENEFIT. Notwithstanding any provision of this Plan to the contrary, in the event that the Plan Sponsor directs the Trustee to accept Plan assets for the benefit of Participants from another qualified retirement plan in connection with a merger or acquisition, or the adoption of the Plan by a Participating Employer, the Account balance attributable to such benefit shall be payable in the benefit form or forms so provided under the predecessor plan to the extent required by Code section 411(d)(6) and Regulations promulgated thereunder, or any successor Code provision (which forms of benefits shall be set forth on Schedule B to this Plan and identified with the appropriate Participating Employer); provided that, a form of benefit shall be retained pursuant to this Section only with respect to a Participant whose annuity starting date is earlier than the earlier of (i) the 90th day after notice that such form of optional benefit will no longer be available is provided in accordance with Regulation section 1.411(d)-4, Q&A-2(e)(1) and (ii) the first day of the second Plan Year following the Plan Year in which the term of optional benefit is eliminated by amendment.

         8.8. DISTRIBUTION RESTRICTIONS FOR ELECTIVE CONTRIBUTIONS. Notwithstanding anything in the Plan to the contrary, a Participant's Elective Contribution Account shall be distributable only in accordance with Code section 401(k).

                           ARTICLE 9. ADMINISTRATION.

         9.1. COMMITTEE. The Plan will be administered by a committee of individuals selected by the Board of Directors to serve at its pleasure. The Committee will be a "named fiduciary" for purposes of Section 402(a)(1) of ERISA with authority to control and manage the operation and administration of the Plan, and will be responsible for complying with all of the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA. The Committee will not, however, have any authority over the investment of assets of the Trust in its capacity as Committee.

         9.2. POWERS OF COMMITTEE. The Committee will have full discretionary power to administer the Plan in all of its details, subject, however, to the requirements of ERISA. For this purpose the Committee's discretionary power will include, but will not be limited to, the following authority:

                  (a) to make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan or required to comply with applicable law;

                  (b) to interpret the Plan;

                  (c) to decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

                  (d) to compute the amounts to be distributed under the Plan, and to determine the person or persons to whom such amounts will be distributed;

                  (e) to authorize the payment of distributions;

                  (f) to keep such records and submit such filings, elections, applications, returns or other documents or forms as may be required under the Code and applicable regulations, or under other federal, state or local law and regulations;

                  (g) to allocate and delegate its ministerial duties and responsibilities and to appoint such agents, counsel, accountants and consultants as may be required or desired to assist in administering the Plan; and

                  (h) to allocate and delegate its fiduciary responsibilities in accordance with ERISA section 405.

         9.3. EFFECT OF INTERPRETATION OR DETERMINATION. Any interpretation of the Plan or other determination with respect to the Plan by the Committee shall be final and conclusive on all persons in the absence of clear and convincing evidence that the Committee acted arbitrarily and capriciously.

         9.4. RELIANCE ON TABLES, ETC. In administering the Plan, the Committee will be entitled, to the extent permitted by law, to rely conclusively on all tables, valuations, certificates, opinions and reports which are furnished by any accountant, trustee, counsel or other expert who is employed or engaged by the Committee or by the Plan Sponsor on the Committee's behalf.

         9.5. CLAIMS AND REVIEW PROCEDURES. The Committee shall adopt procedures for the filing and review of claims in accordance with ERISA section 503.

         9.6. INDEMNIFICATION OF COMMITTEE AND ASSISTANTS. Each Participating Employer agrees, jointly and severally, to indemnify and defend to the fullest extent of the law any Employee or former Employee (a) who serves or has served as a Committee member, (b) who has been appointed to assist the Committee in administering the Plan, or (c) to whom the Committee has delegated any of its duties or responsibilities against any liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Plan Sponsor) occasioned by any act or omission to act in connection with the Plan, if such act or omission to act is in good faith and without gross negligence.

         9.7. ANNUAL REPORT. The Committee shall submit annually to the Plan Sponsor a report showing in reasonable summary form, the financial position of the Trust and giving a brief account of the operations of the Plan for the past year, and such further information as the Plan Sponsor may reasonably require.

                     ARTICLE 10. AMENDMENT AND TERMINATION.

         10.1. AMENDMENT. The Plan Sponsor reserves the power at any time or times to amend the provisions of the Plan and Trust to any extent and in any manner that it may deem advisable. Upon delivery to the Trustee and each Participating Employer of an amendment adopted by the Board of Directors, the Plan shall be amended at the time and in the manner set forth therein, and all Participants and all persons claiming an interest hereunder shall be bound thereby. Notwithstanding the foregoing, no action by the Board of Directors shall be required to amend the Plan to revise Schedule A, regarding the addition or removal of Participating Employers, or Schedule B, regarding a merger of, or transfer of accounts from, another plan into the Plan. Moreover, the Plan Sponsor may amend or modify any plan provisions which relate to ERISA section 404(c) compliance, including changes which would eliminate the Plan's status as an ERISA section 404(c) plan. However, the Plan Sponsor will not have the power:

                  (a) to amend the Plan or Trust in such manner as would cause or permit any part of the assets of the Trust to be diverted to purposes other than for the exclusive benefit of each Participant and his or her Beneficiary (except as permitted by the Plan with respect to Qualified Domestic Relations Orders or the return of contributions upon nondeductibility, mistake of fact, or the failure to qualify initially), unless such amendment is required or permitted by law, governmental regulation or ruling; or

                  (b) to amend the Plan or Trust retroactively in such a manner as would reduce the accrued benefit of any Participant, except as otherwise permitted or required by law. For purposes of this paragraph, an amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit.

         10.2. TERMINATION. The Plan Sponsor has established the Plan and authorized the establishment of the Trust with the bona fide intention and expectation that contributions will be continued indefinitely, but may discontinue contributions under the Plan or terminate the Plan at any time by written notice delivered to the Trustee without liability whatsoever for any such discontinuance or termination. In addition, the Participating Employers will have no obligation or liability whatsoever to maintain the Plan for any given length of time and may cease to be Participating Employers in a manner acceptable to the Plan Sponsor.

         10.3. DISTRIBUTIONS UPON TERMINATION OF THE PLAN. Upon termination of the Plan by the Plan Sponsor, the Trustee will distribute to each Participant (or other person entitled to distribution) the value of the Participant's Accounts in a single sum as soon as practicable following such termination. The amount of such distribution shall be determined as of the Valuation Date that authorized distribution directions are received by the Trustee.

         10.4. MERGER OR CONSOLIDATION OF PLAN; TRANSFER OF PLAN ASSETS. In case of any merger or consolidation of the Plan with, or transfer of assets and liabilities of the Plan to, any other plan, provision must be made so that each Participant would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

                      ARTICLE 11. LIMITS ON CONTRIBUTIONS.

         11.1. CODE SECTION 404 LIMITS. The sum of the contributions made by each Participating Employer under the Plan for any Plan Year shall not exceed the maximum amount deductible under the applicable provisions of the Code. All contributions under the Plan made by a Participating Employer are expressly conditioned on their deductibility under Code section 404 for the taxable year when paid (or treated as paid under Code section 404(a)(6)).

         11.2. CODE SECTION 415 LIMITS.

                  (a) Incorporation by reference. Code section 415 is hereby incorporated by reference into the Plan.

                  (b) Annual addition. The Committee shall determine an "annual addition" for each Participant for each limitation year, which shall consist of the following amounts:

                           (i) Elective Contributions allocated to the
                  Participant's Accounts for the year;

                           (ii) Matching Contributions allocated to the
                  Participant's Accounts for the year;

                           (iii) Qualified Nonelective Contributions allocated
                  to the Participant's Accounts for the year;

                           (iv) Employee Contributions allocated to the
                  Participant's Accounts for the year;

                           (v) forfeitures;

                           (vi) amounts allocated to an individual medical
                  amount (as defined in Code section 415(l)(2)) which is part of a pension or annuity plan maintained by an Affiliated Employer; and

                           (vii) amounts derived from contributions paid or
                  accrued which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419A(d)(3)) under a welfare benefit fund (as defined in Code section 419(e)) maintained by an Affiliated Employer.

                  (c) General limitation on annual additions. The annual addition of a Participant under (b) above for any limitation year, when added to the annual additions to his or her accounts for such year under all other defined contribution plans maintained by the Affiliated Employers, shall not exceed the lesser of (i) $30,000 (increased from time to time in accordance with Code section 415(d)), or (ii) 25% of the Participant's Compensation for such limitation year. For Plan Years beginning on or after January 1, 2002, the amount in (i) above shall be $40,000 (increased from time to time in accordance with Code section 415(d) and the amount in (ii) above shall be 100% of the Participant's Compensation for such limitation year (or such other percentage as provided by Code section 415). The compensation limit referred to in (ii) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) or section 419A(f)(2) of the Code), which is otherwise treated as an annual addition.

                  (d) Limitation Year. For purposes of determining the Code
         section 415 limits under the Plan, the "limitation year" shall be the Plan Year.

                  (e) Order of reductions. To the extent necessary to satisfy the limitations of Code section 415 for any Participant, the annual addition which would otherwise be made on behalf of the Participant under the Plan shall be reduced before the Participant's benefit is reduced under any and all defined benefit plans, and before the Participant's annual addition is reduced under any other defined contribution plan.

                  (f) Return of excess contributions. If, as a result of a reasonable error in estimating a Participant's Compensation for a Plan Year or limitation year, a reasonable error in determining the amount of elective deferrals (within the meaning of Code section 402(g)(3)) that may be made with respect to any individual under the limits of Code section 415, or under such other facts and circumstances as may be permitted under regulation or by the Internal Revenue Service, the annual addition under the Plan for a Participant would cause the Code section 415 limitations for a limitation year to be exceeded, the excess amounts shall be treated in accordance with the rules provided in Internal Revenue Service Reg. Section 1.415-6(b)(6).

         11.3. CODE SECTION 402(G) LIMITS.

                  (a) In general. The maximum amount of Elective Contributions made on behalf of any Participant for any calendar year, when added to the amount of elective deferrals under all other plans, contracts and arrangements of an Affiliated Employer with respect to the Participant for the calendar year), shall in no event exceed the maximum applicable limit in effect for the calendar year under Regulation section 1.402(g)-1(d). For purposes of the Plan, an individual's elective deferrals for a taxable year are the sum of the following:

                           (i) Any elective contribution under a qualified cash
                  or deferred arrangement (as defined in Code section 401(k)) to the extent not includible in the individual's gross income for the taxable year on account of Code section 402(a)(8) (before applying the limits of Code section 402(g) or this section);

                           (ii) Any employer contribution to a simplified
                  employee pension (as defined in code section 408(k) to the extent not includible in the individual's gross income for the taxable year on account of Code section 402(h)(1)(B) (before applying the limits of Code section 402(g)); and

                           (iii) Any employer contribution to a custodial
                  account or annuity contract under section 403(b) under a salary reduction agreement (within the meaning of Code section 3121(a)(5)(D)), to the extent not includible in the individual's gross income for the taxable year on account of Code section 403(b) before applying the limits of Code section 402(g).

         A Participant will be considered to have made "excess deferrals" for a taxable year to the extent that the Participant's elective deferrals for the taxable year exceed the applicable limit described above for the year.

                  (b) Distribution of excess deferrals. In the event that an amount is included in a Participant's gross income for a taxable year as a result of an excess deferral under Code section 402(g), and the Participant notifies the Committee on or before the March 1 following the taxable year that all or a specified part of an Elective Contribution made for his or her benefit represents an excess deferral, the Committee shall make every reasonable effort to cause such excess deferral, adjusted for allocable income, to be distributed to the Participant no later than the April 15 following the calendar year in which such excess deferral was made. The income allocable to excess deferrals is equal to the allocable gain or loss for the taxable year of the individual, but not the allocable gain or loss for the period between the end of the taxable year and the date of distribution (the "gap period"). Income allocable to excess deferrals for the taxable year shall be determined by multiplying the gain or loss attributable to the Participant's Elective Contribution Account for the taxable year by a fraction, the numerator of which is the Participant's excess deferrals for the taxable year, and the denominator of which is the sum of the Participant's Elective Contribution Account balance as of the beginning of the taxable year plus the Participant's Elective Contributions for the taxable year. No distribution of an excess deferral shall be made during the taxable year of a Participant in which the excess deferral was made unless the correcting distribution is made after the date on which the Plan received the excess deferral and both the Participant and the Plan designate the distribution as a distribution of an excess deferral. The amount of any excess deferrals that may be distributed to a Participant for a taxable year shall be reduced by the amount of Elective Contributions that were excess contributions and were previously distributed to the Participant for the Plan Year beginning with or within such taxable year.

                  (c) Treatment of excess deferrals. For other purposes of the Code, including Code sections 401(a)(4), 401(k)(3), 404, 409, 411, 412, and 416, excess deferrals must be treated as employer contributions even if they are distributed in accordance with paragraph (b) above. However, excess deferrals of a non-Highly Compensated Employee are not to be taken into account for purposes of Code section 401(k)(3) (the actual deferral percentage test) to the extent the excess deferrals are prohibited under Code section 401(a)(30). Excess deferrals are also to be treated as employer contributions for purposes of Code section 415 unless distributed under paragraph (b) above.

         11.4. CODE SECTION 401(K)(3) LIMITS.

                  (a) In general. Elective Contributions made under the Plan are subject to the limits of Code section 401(k)(3), as more fully described below. The Plan provisions relating to the 401(k)(3) limits are to be interpreted and applied in accordance with Code sections 401(k)(3) and 401(a)(4), which are hereby incorporated by reference, and in such manner as to satisfy such other requirements relating to Code section 401(k) as may be prescribed by the Secretary of the Treasury from time to time.

                  (b) Actual deferral ratios. For each Plan Year, the Committee will determine the "actual deferral ratio" for each Participant who is eligible for Elective Contributions. The actual deferral ratio shall be the ratio, calculated to the nearest one-hundredth of one percent, of the Elective Contributions (plus any Qualified Nonelective Contributions treated as Elective Contributions) made on behalf of the Participant for the Plan Year to the Participant's Compensation for the Plan Year. For purposes of determining a Participant's actual deferral ratio,

                           (i) Elective Contributions will be taken into account
                  only if each of the following requirements are satisfied:

                                    (A) the Elective Contribution is allocated
                           to the Participant's Elective Contribution Account as of a date within the Plan Year is not contingent upon participation in the Plan or performance of services on any date subsequent to that date, and is actually paid to the Trust no later than the end of the 12-month period immediately following the Plan Year to which the contribution relates; and

                                    (B) the Elective Contribution relates to
                           Compensation that either would have been received by the Participant in the Plan Year but for the Participant's election to defer under the Plan, or is attributable to services performed in the Plan Year and, but for the Participant's election to defer, would have been received by the Participant within 2 1/2 months after the close of the Plan Year.

                  To the extent Elective Contributions which meet the requirements of (A) and (B) above constitute excess deferrals, they will be taken into account for each Highly Compensated Employee, but will not be taken into account for any non-Highly Compensated Employee;

                           (ii) in the case of a Participant who is a Highly
                  Compensated Employee for the Plan Year and is eligible to have elective deferrals (and qualified nonelective contributions, to the extent treated as elective deferrals) allocated to his or her accounts under two or more cash or deferred arrangements described in Code section 401(k) maintained by an Affiliated Employer, the Participant's actual deferral ratio shall be determined as if such elective deferrals (as well as qualified nonelective or qualified) are made under a single arrangement, and if two or more of the cash or deferred arrangements have different Plan Years, all Plan Years ending with or within the same calendar year shall be treated as a single Plan Year;

                           (iii) the applicable period for determining
                  Compensation for each Participant for a Plan Year shall be the 12-month period ending on the last day of such Plan Year; provided, that to the extent permitted under Regulations, the Committee may choose, on a uniform basis, to treat as the applicable period only that portion of the Plan Year during which the individual was eligible to make Elective Contributions;

                           (iv) Qualified Nonelective Contributions made on
                  behalf of Participants who are eligible to receive Elective Contributions shall be treated as Elective Contributions to the extent permitted by Regulation section 1.401(k)-1(b)(5);

                           (v) in the event that the Plan satisfies the
                  requirements of Code sections 401(k), 410(a)(4), or 410(b) only if aggregated with one or more other plans with the same plan year, or if one or more other plans with the same Plan Year satisfy such Code sections only if aggregated with this Plan, then this section shall be applied by determining the actual deferral ratios as if all such plans were a single plan;

                           (vi) An employee who would be a Participant but for
                  the failure to make Elective Contributions shall be treated as a Participant on whose behalf no Elective Contributions are made; and

                           (vii) Elective Contributions which are made on behalf
                  of non-Highly Compensated Employees which could be used to satisfy the Code section 401(k)(3) limits but are not necessary to be taken into account in order to satisfy such limits, may instead be taken into account for purposes of the Code section 401(m) limits to the extent permitted by Regulation sections 1.401(m)-1(b)(5).

                  (c) Actual deferral percentages. Each Plan Year, the actual deferral ratios for all Highly Compensated Employees who are eligible for Elective Contributions for a Plan Year shall be averaged to determine the actual deferral percentage for the highly compensated group for the Plan Year, and the actual deferral ratios for all Employees who are not Highly Compensated Employees but are eligible for Elective Contributions for the Plan Year shall be averaged to determine the actual deferral percentage for the nonhighly compensated group for the Plan Year.

                  (d) Actual deferral percentage tests. For a Plan Year, at least one of the following tests must be satisfied:

                           (i) the highly compensated group's actual deferral
                  percentage for the Plan Year does not exceed 125% of the prior year actual deferral percentage for the prior year nonhighly compensated group; or

                           (ii) the excess of the actual deferral percentage for
                  the highly compensated group for the Plan Year over the prior year actual deferral percentage for the prior year nonhighly compensated group does not exceed two percentage points, and the actual deferral percentage for the highly compensated group for the Plan Year does not exceed twice the prior year actual deferral percentage for the prior year nonhighly compensated group.

         For purposes of satisfying the above tests for a Plan Year, the "prior year actual deferral percentage for the prior year nonhighly compensated group" refers to the actual deferral percentage determined for the immediately preceding Plan Year for the nonhighly compensated group existing during such preceding Plan Year. Notwithstanding the foregoing, in satisfying the above tests, the Committee may elect, in accordance with Code section 401(k)(3) and applicable regulations, to use the actual deferral percentage for the nonhighly compensated group determined for the current Plan Year.

                  (e) Adjustments by Committee. If, prior to the time all Elective Contributions for a Plan Year have been contributed to the Trust, the Committee determines that Elective Contributions are being made at a rate which will cause the Code section 401(k)(3) limits to be exceeded for the Plan Year, the Committee may, in its sole discretion, limit the amount of Elective Contributions to be made with respect to one or more Highly Compensated Employees for the balance of the Plan Year by suspending or reducing Elective Contribution elections to the extent the Committee deems appropriate. Any Elective Contributions which would otherwise be made to the Trust shall instead be paid to the affected Participant in cash.

                  (f) Excess contributions. If the Code section 401(k)(3) limits have not been met for a Plan Year after all contributions for the Plan Year have been made, the Committee will determine the amount of excess contributions with respect to Participants who are Highly Compensated Employees in the manner prescribed by Code section 401(k)(8) and by applicable regulations.

                  (g) Distribution of excess contributions. A Participant's excess contributions, adjusted for income, will be designated by the Participating Employer as a distribution of excess contributions and distributed to the Participant. The income allocable to excess contributions is equal to the allocable gain or loss for the Plan Year, but not the allocable gain or loss for the period between the end of the Plan Year and the date of distribution (the "gap period"). Income allocable to excess contributions for the Plan Year shall be determined by multiplying the gain or loss attributable to the Participant's Elective Contribution Account and QNEC Account balances by a fraction, the numerator of which is the excess contributions for the Participant for the Plan Year, and the denominator of which is the sum of the Participant's Elective Contribution Account and QNEC Account balances as of the beginning of the Plan Year plus the Participant's Elective Contributions and Qualified Nonelective Contributions for the Plan Year. Distribution of excess contributions will be made after the close of the Plan Year to which the contributions relate, but within 12 months after the close of such Plan Year. Excess contributions shall be treated as annual additions under the Plan, even if distributed under this paragraph.

                  (h) Special rules. For purposes of distributing excess contributions, the amount distributed with respect to a Highly Compensated Employee for a Plan Year shall be reduced by the amount of excess deferrals previously distributed to the Highly Compensated Employee for his or her taxable year ending with or within such Plan Year.

                  (i) Recordkeeping requirement. The Committee, on behalf of the Participating Employers, shall maintain such records as are necessary to demonstrate compliance with the

         Code section 401(k)(3) limits, including the extent to which Qualified Nonelective Contributions are taken into account in determining the actual deferral ratios.

                  (j) Excise tax where failure to correct. If the excess contributions are not corrected within 2 1/2 months after the close of the Plan Year to which they relate, the Participating Employers will be liable for a 10 percent excise tax on the amount of excess contributions attributable to them, to the extent provided by Code section 4979. Qualified Nonelective Contributions properly taken into account under this Section for the Plan Year may enable the Plan to avoid having excess contributions, even if the contributions are made after the close of the 2 1/2 month period.

         11.5. CODE SECTION 401(m) LIMITS.

                  (a) In General. Matching Contributions made under the Plan are subject to the limits of Code section 401(m), as more fully described below. The Plan provisions relating to the 401(m) limits are to be interpreted and applied in accordance with Code sections 401(m) and 401(a)(4), which are hereby incorporated by reference, and in such manner as to satisfy such other requirements relating to Code section 401(m) as may be prescribed by the Secretary of the Treasury from time to time.

                  (b) Actual contribution ratios. For each Plan Year, the Administrator will determine the "actual contribution ratio" for each Participant who is eligible for Matching Contributions. The actual contribution ratio shall be the ratio, calculated to the nearest one-hundredth of one percent, of the sum of the Matching Contributions and Qualified Nonelective Contributions which are not treated as Elective Contributions made on behalf of the Participant for the Plan Year, to the Participant's Compensation for the Plan Year. For purposes of determining a Participant's actual contribution ratio,

                           (i) A Matching Contribution will be taken into
                  account only if the Contribution is allocated to a Participant's Account as of a date within the Plan Year, is actually paid to the Trust no later than 12 months after the close of the Plan Year, and is made on behalf of a Participant on account of the Participant's Elective Contributions for the Plan Year;

                           (ii) in the case of a Participant who is a Highly
                  Compensated Employee for the Plan Year and is eligible to have Matching Contributions or employee contributions (including amount treated as Matching Contributions) allocated to his or her accounts under two or more plans maintained by an Affiliated Employer which may be aggregated for purposes of Code sections 410(b) and 401(a)(4), the Participant's actual contribution ratio shall be determined as if such contributions are made under a single plan, and if two or more of the plans have different Plan Years, all Plan Years ending with or within the same calendar year shall be treated as a single Plan Year;

                           (iii) the applicable period for determining
                  Compensation for each Participant for a Plan Year shall be the 12-month period ending on the last day of such Plan Year; provided that to the extent permitted under Regulations, the Administrator may choose, on a uniform basis, to treat as the applicable period only that portion of the Plan Year during which the individual was eligible for Matching Contributions;

                           (iv) Elective Contributions not applied to satisfy
                  the Code section 401(k)(3) limits and Qualified Nonelective Contributions not treated as Elective Contributions may be treated as Matching Contributions to the extent permitted by Regulation section 1.401(m)-1(b)(5);

                           (v) in the event that the Plan satisfies the
                  requirements of Code sections 401(k), 410(a)(4), or 410(b) only if aggregated with one or more other plans with the same Plan Year, or if one or more other plans with the same Plan Year satisfy such Code sections only if aggregated with this Plan, then this section shall be applied by determining the actual deferral ratios as if all such plans were a single plan; and

                           (vi) any forfeitures under the Plan which are applied
                  against Matching Contributions shall be treated as Matching Contributions.

                  (c) Actual contribution percentages. Each Plan Year, the actual contribution ratios for all Highly Compensated Employees who are eligible for Matching Contributions for a Plan Year shall be averaged to determine the actual contribution percentage for the highly compensated group for the Plan Year, and the actual contribution ratios for all Employees who are not Highly Compensated Employees but are eligible for Matching Contributions for the Plan Year shall be averaged to determine the actual contribution percentage for the nonhighly compensated group for the Plan Year.

                  (d) Actual contribution percentage tests. For a Plan Year, at least one of the following tests must be satisfied:

                           (i) the highly compensated group's actual
                  contribution percentage for the Plan Year does not exceed 125% of the prior year actual contribution percentage for the prior year nonhighly compensated group; or

                           (ii) the excess of the actual contribution percentage
                  for the highly compensated group for the Plan Year over the prior year actual contribution percentage for the prior year nonhighly compensated group does not exceed two percentage points, and the actual contribution percentage for the highly compensated group for the Plan Year does not exceed twice the prior year actual contribution percentage for the prior year nonhighly compensated group.

         For purposes of satisfying the above tests for a Plan Year, the "prior year actual contribution percentage for the prior year nonhighly compensated group" refers to the actual contribution percentage determined for the immediately preceding Plan Year for the nonhighly compensated group existing during such preceding Plan Year. Notwithstanding the foregoing, in satisfying the above tests, the Committee may elect, in accordance with Code section 401(m)(2) and applicable regulations, to use the actual contribution percentage for the nonhighly compensated group calculated for the current Plan Year.

                  (e) Multiple use test. In the event that (i) the actual deferral percentage and actual contribution percentage for the highly compensated group exceed 125% of the respective actual deferral and actual contribution percentages for the nonhighly compensated group, and (ii) the sum of the actual deferral percentage and the actual contribution percentage for the highly compensated group exceeds the "aggregate limit" within the meaning of Regulation section 1.401(m)-2(b)(3), the Administrator shall reduce the actual contribution ratios of Highly Compensated Employees who had both an actual deferral ratio and an actual contribution ratio for the Plan Year to the extent required by such section and in the same manner as described in paragraph (f) below. The multiple use test described in Treasure Regulation section 401(m)-2 and this Section shall not apply for Plan Years beginning after December 31, 2001.

                  (f) Adjustments by Administrator. If, prior to the time all Matching Contributions for a Plan Year have been contributed to the Trust, the Administrator determines that such contributions are being made at a rate which will cause the Code section 401(m) limits to be exceeded for the Plan Year, the Administrator may, in its sole discretion, limit the amount of such contributions to be made with respect to one or more Highly Compensated Employees for the balance of the Plan Year by limiting the amount of such contributions to the extent the Administrator deems appropriate.

                  (g) Excess aggregate contributions. If the Code section 401(m) limits have not been satisfied for a Plan Year after all contributions for the Plan Year have been made, the excess of the aggregate amount of the Matching

         Contributions (and any Qualified Nonelective Contribution or elective deferral taken into account in computing the actual contribution percentages) actually made on behalf of Highly Compensated Employees for the Plan Year over the maximum amount of such contributions permitted under Code section 401(m)(2)(A) shall be considered to be "excess aggregate contributions". The Committee will determine the amount of excess aggregate contributions with respect to Participants who are Highly Compensated Employees in the manner prescribed by Code section 401(m)(6)(C) and by applicable regulations

                  (h) Distribution of excess aggregate contributions. A Participant's excess aggregate contributions, adjusted for income, will be designated by the Participating Employer as a distribution of excess aggregate contributions, and distributed to the Participant. The income allocable to excess aggregate contributions is equal to the allocable gain or loss for the taxable year of the individual, but not the allocable gain or loss for the period between the end of the taxable year and the date of distribution (the "gap period"). Income allocable to excess aggregate contributions for the taxable year shall be determined by multiplying the gain or loss attributable to the Participant's Matching Contribution Account balances by a fraction, the numerator of which is the excess aggregate contributions for the Participant for the Plan Year, and the denominator of which is the sum of the Participant's Matching Contribution Account balances as of the beginning of the Plan Year plus the Participant's Matching Contributions for the Plan Year. Distribution of excess aggregate contributions will be made after the close of the Plan Year to which the contributions relate, but within 12 months after the close of such Plan Year. Excess aggregate contributions shall be treated as employer contributions for purposes of Code sections 401(a)(4), 404, and 415 even if distributed from the Plan.

                  (i) Recordkeeping requirement. The Administrator, on behalf of the Participating Employers, shall maintain such records as are necessary to demonstrate compliance with the Code section 401(m) limits, including the extent to which Elective Contributions and Qualified Nonelective Contributions are taken into account in determining the actual contribution ratios.

                  (j) Excise tax where failure to correct. If the excess aggregate contributions are not corrected within 2 1/2 months after the close of the Plan Year to which they relate, the Participating Employers will be liable for a 10 percent excise tax on the amount of excess aggregate contributions attributable to them, to the extent provided by Code section 4979. Qualified Nonelective Contributions properly taken into account under this section for the Plan Year may enable the Plan to avoid having excess aggregate contributions, even if the contributions are made after the close of the 2 1/2 month period.

                   ARTICLE 12. SPECIAL TOP-HEAVY PROVISIONS.

         12.1. PROVISIONS TO APPLY. The provisions of this Article shall apply for any top-heavy Plan Year notwithstanding anything to the contrary in the Plan.

         12.2. MINIMUM CONTRIBUTION. For any Plan Year which is a top-heavy plan year, the Participating Employers shall contribute to the Trust a minimum contribution on behalf of each Participant who is not a key employee for such year and who has not separated from service from the Affiliated Employers by the end of the Plan Year, regardless of whether or not the Participant has elected to make Elective Contributions for the Year. The minimum contribution shall, in general, equal 3% of each such Participant's Compensation, but shall be subject to the following special rules:

                  (a) If the largest contribution on behalf of a key employee for such year, taking into account only Elective Contributions, Matching Contributions (if any), Discretionary Contributions and Qualified Nonelective Contributions, is equal to less than 3% of the key employee's Compensation, such lesser percentage shall be the minimum contribution percentage for Participants who are not key employees. This special rule shall not apply, however, if the Plan is required to be included in an aggregation group and enables a defined benefit plan to meet the requirements of Code section 401(a)(4) or 410.

                  (b) No minimum contribution will be required with respect to a Participant who is also covered by another top-heavy defined contribution plan of an Affiliated Employer which meets the vesting requirements of Code section 416(b) and under which the Participant receives the top-heavy minimum contribution.

                  (c) If a Participant is also covered by a top-heavy defined benefit plan of an Affiliated Employer, "5%" shall be substituted for "3%" above in determining the minimum contribution.

                  (d) The minimum contribution with respect to any Participant who is not a key employee for the particular year will be offset by any Discretionary Contributions and any Qualified Nonelective Contributions, but not any other type of contribution otherwise made for the Participant's benefit for such year. Notwithstanding the foregoing, for Plan Years beginning after December 31, 2001, the minimum contribution described above will be offset also by any Matching Contributions made for the Participant's benefit for such year.

                  (e) If additional minimum contributions are required under this Section, such contributions shall be credited to the Participant's Discretionary Contribution Account.

                  (f) A minimum contribution required under this Section shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation for the year because of (i) the Participant's failure to complete 1,000 hours of service (or any equivalent provided in the Plan), or (ii) the Participant's failure to make mandatory contributions or Elective Contributions to the Plan, or (iii) Compensation less than a stated amount.

         12.3. ADJUSTMENT TO LIMITATION ON BENEFITS. With respect to Plan Years prior to January 1, 2001, for purposes of the Code section 415 limits, the definitions of "defined contribution plan fraction" and "defined benefit plan fraction" contained therein shall be modified, for any Plan Year which is a top-heavy Plan Year, by substituting "1.0" for "1.25" in Code sections 415(e)(2)(B) and 415(e)(3)(B).

         12.4. DEFINITIONS. For purposes of these top-heavy provisions, the following terms have the following meanings:

                  (a) "key employee" means a key employee described in Code
         section 416, and "non-key employee" means any employee who is not a key employee (including employees who are former key employees);

                  (b) "top-heavy plan year" means a Plan Year if any of the following conditions exist:

                           (i) the top-heavy ratio for the Plan exceeds 60
                  percent and the Plan is not part of any required aggregation group or permissive aggregation group of plans;

                           (ii) this Plan is a part of a required aggregation
                  group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60 percent; or

                           (iii) the Plan is part of a required aggregation
                  group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

                  (c) "top-heavy ratio":

                           (i) If the employer maintains one or more defined
                  contribution plans (including any Simplified Employee Pension
                  Plan) and the employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for the Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all key employees on the determination date(s) (including any part of any account balance distributed in the 1-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of an account balance distributed in the 1-year period ending on the determination date(s) and in the case of a distribution made for a reason other than separation from service, death or disability, including any such amount distributed in the 5-year period ending in determination dates(s)), both computed in accordance with Code section 416. Both the numerator and the denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Code section 416.

                           (ii) If the employer maintains one or more defined
                  contribution plans (including any Simplified Employee Pension
                  Plan) and the employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (i) above, and the present value of all accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with Code section 416. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the 1-year period ending on the determination date.

                           (iii) For purposes of (i) and (ii) above, the value
                  of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Code section 416 for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (A) who is not a key employee but who was a key employee in a prior year, or (B) who has not been credited with at least one Hour of Service with any employer maintaining the plan at any time during the 1-year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                           (iv) The accrued benefit of a Participant other than
                  a key employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code section 411(b)(1)(C).

                  (d) The "permissive aggregation group" is the required aggregation group of plans plus any other plan or plan of the employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410.

                  (e) The "required aggregation group" is (i) each qualified plan of the employer in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the employer which enables a plan described in (i) to meet the requirements of Code sections 401(a)(4) and 410(b).

                  (f) For purposes of computing the top-heavy ratio, the "valuation date" shall be the last day of the applicable plan year.

                  (g) For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the interest and mortality rates specified in the defined benefit plan(s), if applicable.

                  (h) The term "determination date" means, with respect to the initial plan year of a plan, the last day of such plan year and, with respect to any other plan year of a plan, the last day of the preceding plan year of such plan. The term "applicable determination date" means, with respect to the Plan, the determination date for the Plan Year of reference and, with respect to any other plan, the determination date for any plan year of such plan which falls within the same calendar year as the applicable determination date of the Plan.

                           ARTICLE 13. MISCELLANEOUS.

         13.1. EXCLUSIVE BENEFIT RULE. No part of the corpus or income of the Trust allocable to the Plan will be used for or diverted to purposes other than for the exclusive benefit of each Participant and Beneficiary, except as otherwise provided under the provisions of the Plan relating to Qualified Domestic Relations Orders, the payment of reasonable expenses of administering the Plan, the return of contributions upon nondeductibility or mistake of fact, or the failure of the Plan to qualify initially.

         13.2. LIMITATION OF RIGHTS. Neither the establishment of the Plan or the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against any Participating Employer or Committee or Trustee, except as provided herein, and in no event will the terms of employment or service of any Participant be modified or in any way be affected hereby. It is a condition of the Plan, and each Participant expressly agrees by his or her participation herein, that each Participant will look solely to the assets held in the Trust for the payment of any benefit to which he or she is entitled under the Plan.

         13.3. NONALIENABILITY OF BENEFITS. The benefits provided hereunder will not be subject to the voluntary or involuntary alienation, assignment, garnishment, attachment, execution or levy of any kind, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law, except that if the Committee receives any Qualified Domestic Relations Order that requires the payment of benefits hereunder or the segregation of any Account, such benefits shall be paid, and such Account segregated, in accordance with the applicable requirements of such Order. In addition, the Account balance may be pledged as security for a loan from the Plan in accordance with the Plan's loan procedures.

         13.4. ADEQUACY OF DELIVERY. Any payment to be made under the Plan by the Trustee may be made by the Trustee's check. Mailing to a person or persons entitled to distributions hereunder at the addresses designated by the Participating Employer or Committee shall be adequate delivery by the Trustee of such distributions for all purposes. In the event the whereabouts of a person entitled to benefits under the Plan cannot be determined after diligent search by the Committee, the Committee may place the benefits in a federally insured, interest-bearing bank account opened in the name of such person. Such action shall constitute a full distribution of such benefits under the terms of the Plan and Trust.

         13.5. RECLASSIFICATION OF EMPLOYMENT STATUS. Notwithstanding anything herein to the contrary, an individual who is not characterized or treated as a common law employee of a Participating Employer shall not be eligible to participate in the Plan. However, in the event that such an individual is reclassified or deemed to be reclassified as a common law employee of a Participating Employer, the individual shall be eligible to participate in the Plan as of the actual date of such reclassification (to the extent such individual otherwise qualifies as an Eligible Employee hereunder). If the effective date of any such reclassification is prior to the actual date of such reclassification, in no event shall the reclassified individual be eligible to participate in the Plan retroactively to the effective date of such reclassification.

         13.6. VETERANS' REEMPLOYMENT AND BENEFITS RIGHTS. Effective December 12, 1994 and notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

         13.7. GOVERNING LAW. The Plan and Trust will be construed, administered and enforced according to the laws of Massachusetts to the extent such laws are not preempted by ERISA.

         13.8. AUTHORITY TO CORRECT OPERATIONAL DEFECTS. The Committee will have full discretionary power and authority to correct any "operational defect" of the Plan in any manner or by any method it deems appropriate in its sole discretion in order to cause the Plan (i) to operate in accordance with its terms or (ii) to maintain its tax-qualified status under the Code. For purposes of this Section, an "operational defect" is any operational or administrative action (or inaction) in connection with the Plan which, in the judgement of the Committee, fails to conform with the terms of the Plan or causes or could cause the Plan to lose its tax-qualified status under the Code.

         13.9. ELECTRONIC FORMS. Notwithstanding any Plan provision to the contrary, to the extent the Committee allows any form or document under the Plan to be provided, completed or changed by means of telephone, computer or other paperless media, a paper document shall not be required for such form or document to be effective under the Plan.

                            ARTICLE 14. DEFINITIONS.

         Wherever used in the Plan, the following terms have the following meanings:

         14.1. "ACCOUNTS" mean, for any Participant, the accounts established under the Plan to which contributions made for the Participant's benefit, and any allocable income, expense, gain and loss, are allocated.

         14.2. "AFFILIATED EMPLOYER" means (a) the Plan Sponsor, (b) any corporation that is a member of a controlled group of corporations (as defined in Code section 414(b)) of which the Plan Sponsor is also a member, (c) any trade or business, whether or not incorporated, that is under common control (as defined in Code section 414(c)) with the Plan Sponsor, (d) any trade or business that is a member of an affiliated service group (as defined in Code section 414(m)) of which the Plan Sponsor is also a member, or (e) to the extent required by Regulations issued under Code section 414(o), any other organization; provided, that the term "Affiliated Employer" shall not include any corporation or unincorporated trade or business prior to the date on which such corporation, trade or business satisfies the affiliation or control tests of, (b), (c), (d) or (e) above. In identifying any "Affiliated Employers" for purposes of the Code section 415 limits, the definitions in Code sections 414(b) and (c) shall be modified as provided in Code section 415(h).

         14.3. "BENEFICIARY" means any person entitled to receive benefits under the Plan upon the death of a Participant.

         14.4. "BOARD OF DIRECTORS" means the members of the Board of Directors of Boston Scientific Corporation.

         14.5. "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection, and also includes reference to any Regulation issued pursuant to or with respect to such section or subsection.

         14.6. "COMMITTEE" means the entity or persons appointed by the Board of Directors to administer the Plan pursuant to its provisions.

         14.7. "COMPANY STOCK" means any stock of the Plan Sponsor or an Affiliated Employer constituting a "qualifying employer security" within the meaning of section 407(d)(5) of ERISA.

         14.8. "COMPENSATION" means,

                  (a) for purposes of determining the Code section 415 limits, the amount of any minimum contribution under the special top-heavy provisions, and determining the status of an individual as a "highly compensated employee" or a "key employee", the Participant's wages as defined in Code section 3401(a) for purposes of income tax withholding at the source, but (i) determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, and

         (ii) increased by any such amounts that would have been received by the individual from the Employer but for an election under Code section 125, 132(f)(4), 401(k), 402(h) or 403(b);

                  (b) for purposes of determining the Code section 415 limits and the amount of any minimum contribution under the special top-heavy provisions, the Participant's wages as defined in Code section 3401(a) for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed;

                  (c) for purposes of the limits under Sections 11.4 and 11.5, "compensation" as defined under Code section 414(s) and the Treasury regulations thereunder; and

                  (d) for all other purposes under the Plan, the same as in (a) above, reduced by all of the following items (even if includable in gross income): cost-of-living adjustments, reimbursements or other expense allowances, pay in lieu of vacation upon termination of employment, bonuses, deferred compensation, payments under the Supplemental Severance Plan, and moving expenses, provided however that any elective contributions made by the Participating Employer that are not includible in gross income by reason of Code section 125 or 402(e)(3) shall in all cases be includible as "Compensation" for purposes of this paragraph (d). Notwithstanding the foregoing, for purposes of allocating Discretionary Contributions for a Plan Year, commissions paid to any field sales commissioned Employee who is a Highly Compensated Employee for such Plan Year shall be taken into consideration only to the extent of the lesser of (i) fifty percent of the amount of the commissions so paid, or (ii) the amount, not in excess of the commissions so paid, which when added to all other amounts paid such Employee and qualifying as Compensation results in an aggregate amount of Compensation of $85,000 or less.

                  (e) Compensation shall include only that compensation which is actually paid to the Participant during the applicable Plan Year. For all purposes under the Plan, Compensation for any individual will be limited for any Plan Year as provided under Code section 401(a)(17) (which for the 2001 Plan Year is $170,000 and for the 2002 Plan Year is $200,000). If the period for determining Compensation used in calculating a Participant's allocation for a determination period is shorter than 12 months, the annual Compensation limit shall be an amount equal to the otherwise applicable limit multiplied by a fraction, the numerator of which is the number of months in the period, and the denominator of which is 12.

         14.9. "DISABILITY" means an injury or sickness which makes a Participant unable to perform each of the "essential functions" (as defined in the Boston Scientific Long Term Disability Plan) of any "gainful occupation" (as defined in the Boston Scientific Long Term Disability Plan) for which the Participant is reasonably fitted by training, education or experience.

         14.10. "DISCRETIONARY CONTRIBUTION" means a contribution made for the benefit of a Participant by a Participating Employer in the discretion of the Board of Directors.

         14.11. "DISCRETIONARY CONTRIBUTION ACCOUNT" means an Account to which Discretionary Contributions are allocated.

         14.12. "ELECTIVE CONTRIBUTION" means a contribution made to the Plan for the benefit of a Participant pursuant to a compensation reduction authorization.

         14.13. "ELECTIVE CONTRIBUTION ACCOUNT" means an Account to which Elective Contributions are allocated.

         14.14. "ELIGIBLE EMPLOYEE" means, subject to Section 13.5, any Employee who

                  (a) is employed by a Participating Employer, and who, in the opinion of his or her Participating Employer, may reasonably be expected to complete 1,000 or more Hours of Service with a Participating Employer in a Plan Year; or

                  (b) any other Employee employed by a Participating Employer who has completed 1,000 or more Hours of Service in a computation period or has previously been an Eligible Employee described in (a) above.

         The initial computation period shall be the 12-consecutive month period beginning on the date the Employee first performs an Hour of Service (the "employment commencement date"). The succeeding computation periods commence with the first Plan Year commencing after the Employee's employment commencement date. In no event will an individual become an Eligible Employee while he or she is characterized by an Affiliated Employer as (i) a Leased Employee, or (ii) a short-term employee.

         14.15. "EMPLOYEE" means any individual employed by an Affiliated Employer, including any Leased Employee and any other individual required to be treated as an employee pursuant to Code sections 414(n) and 414(o).

         14.16. "EMPLOYEE CONTRIBUTION" means the voluntary after-tax contribution made by a Participant under the Plan.

         14.17. "ENTRY DATE" means the first day of each pay period during the Plan Year.

         14.18. "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended, and any successor statute or statutes of similar import.

         14.19. "HIGHLY COMPENSATED EMPLOYEE" means each individual employed by an Affiliated Employer who (i) during such Plan Year or preceding Plan Year, is a "5% owner" within the meaning of Code section 414(q), or (ii) during the preceding Plan Year received Compensation in excess of $85,000 (as adjusted under such Code section) and was in the "top paid group" as defined therein for such Plan Year.

         14.20. "HOUR OF SERVICE" means, with respect to any Employee,

                  (a) Each hour for which the Employee is paid or entitled to payment for the performance of duties for an Affiliated Employer, each such hour to be credited to the Employee for the computation period in which the duties were performed;

                  (b) Each hour for which the Employee is directly or indirectly paid or entitled to payment by any Affiliated Employer (including payments made or due from a trust fund or insurer to which the Affiliated Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the Employee for the computation period in which such period of time occurs, subject to the following rules;

                           (i) No more than 501 Hours of Service shall be
                  credited under this paragraph (b) to the Employee on account of any single continuous period during which the Employee performs no duties;

                           (ii) Hours of Service shall not be credited under
                  this paragraph (b) to an Employee for a payment which solely reimburses the Employee for medically related expenses incurred by the Employee, or which is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws; and

                           (iii) If the period during which the Employee
                  performs no duties falls within two or more computation periods, and if the payment made on account of such period is not calculated on the basis of units of time, the number of Hours of Service credited with respect to such period shall be allocated between not more than the first two such periods based on the amount of the payment divided by the Employee's most recent hourly rate of Compensation before the period during which no duties were performed;

                  (c) Each hour not counted under paragraph (a) or (b) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by any Affiliated Employer, each such hour to be credited to the Employee for the computation period to which the award or agreement for back pay pertains, provided that crediting of Hours of Service under this paragraph (c) with respect to periods described in paragraph (b) above shall be subject to the limitations and special rules set forth in clauses (i), (ii) and (iii) of paragraph
         (b);

                  (d) Each noncompensated hour while an Employee during a period of absence from any Affiliated Employer in the armed forces of the United States if the Employee returns to work for any Affiliated Employer at a time when he or she has reemployment rights under federal law, and each noncompensated hour while an Employee on an unpaid leave of absence granted by the Employer; and

                  (e) Solely for purposes of Section 5.5, each hour not counted under paragraph (a) or (b) for which the Employee is absent from work for maternity or paternity reasons, provided that no more than 501 Hours of Service shall be credited under this paragraph (e) to the Employee. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

Hours of Service to be credited to an Employee under (a), (b) and (c) above will be calculated and credited pursuant to paragraphs (b) and (c) of Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by reference. Hours of Service to be credited to an Employee during a period described in (d) and (e) above will be determined by the Committee with reference to the individual's most recent normal work schedule, or at the rate of eight hours per day in the event the Committee is unable to establish such schedule.

         14.21. "LEASED EMPLOYEE" means, for Plan Years beginning on or after January 1, 1997, any person (other than an employee of the Employer) who pursuant to an agreement between the recipient and any other person has performed services for the recipient (or for the recipient and related persons determined in accordance with Code section 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control by the recipient.

         14.22. "MATCHING CONTRIBUTION ACCOUNT" means an Account to which Matching Contributions are allocated.

         14.23. "NORMAL RETIREMENT AGE" means age 62.

         14.24. "PARTICIPANT" means each Eligible Employee who participates in the Plan pursuant to its provisions.

         14.25. "PARTICIPATING EMPLOYER" means the Plan Sponsor and each other Affiliated Employer listed on Schedule A.

         14.26. "PLAN" means the Boston Scientific Corporation 401(k) Retirement Savings Plan set forth herein, and all subsequent amendments thereto.

         14.27. "PLAN SPONSOR" means Boston Scientific Corporation, a Delaware Corporation.

         14.28. "PLAN YEAR" means the calendar year.

         14.29. "PREDECESSOR EMPLOYER" means any trade or business acquired by a Participating Employer, or any entity from which a Participating Employer has acquired substantially all of its assets.

         14.30. "QUALIFIED DOMESTIC RELATIONS ORDER" means any judgment, decree or order (including approval of a property settlement agreement) which constitutes a "qualified domestic relations order" within the meaning of Code section 414(p). A judgment, decree or order may still be considered to be a Qualified Domestic Relations Order if it requires a distribution to an alternate payee (or the segregation of accounts pending distribution to an alternate payee) before the Participant is otherwise entitled to a distribution under the Plan.

         14.31. "QUALIFIED NONELECTIVE CONTRIBUTION" means a contribution made in the discretion of the Plan Sponsor which is designated by the Plan Sponsor as a Qualified Nonelective Contribution and which falls within the definition of a "qualified nonelective contribution" under Regulation section 1.401(k)-1(g)(13).

         14.32. "QNEC ACCOUNT" means an Account to which Qualified Nonelective Contributions are allocated.

         14.33. "REGULATION" means a regulation issued by the Department of Treasury, including any final regulation, proposed regulation, temporary regulation, as well as any modification of any such regulation contained in any notice, revenue procedure, or similar pronouncement issued by the Internal Revenue Service.

         14.34. "REQUIRED BEGINNING DATE" for a Participant shall be determined as follows:

                  (a) For a Participant who is a five percent owner (as defined in Code section 416), the Required Beginning Date is April 1 following the calendar year in which the Participant attains age 70 1/2.

                  (b) For a Participant who is not a five percent owner, the Required Beginning Date is April 1 following the later of (A) the calendar year in which the Participant attains age 70 1/2 or (B) the calendar year in which the Participant incurs a severance from employment from the Participating Employers.

         14.35. "ROLLOVER CONTRIBUTION" means a contribution made by a Participant which satisfies the requirements for rollover contributions as set forth in the Plan.

         14.36. "SECTION" means a section of the Plan.

         14.37. "TRUST" means the trust established under Section 3.13.

         14.38. "TRUSTEE" means the person or persons who are at any time acting as trustee under the Trust.

         14.39. "VALUATION DATE" means each day on which the New York Stock Exchange is open for trading.

         14.40. "YEAR OF SERVICE FOR VESTING" means a Plan Year during which the Employee completes at least 1,000 Hours of Service. The following special rules shall apply:

                  (a) Unless otherwise provided in Schedule B, in the event the Plan Sponsor acquires a business of another employer, through an acquisition either of assets or stock of such other employer, an Employee who was employed by such other employer immediately prior to such acquisition shall have his or her prior service with such other employer taken into account, as if it were service with an Affiliated Employer.

                  (b) A Leased Employee shall accrue Years of Service for vesting purposes and shall be credited with such Years of Service for Vesting upon hire by a Participating Employer as a common law employee.

         IN WITNESS WHEREOF, the Plan Sponsor has caused this instrument to be signed in its name and on its behalf by its duly authorized officer, this __day of ____________________, 2002.

                                              BOSTON SCIENTIFIC CORPORATION

                                              By: __________________________

                                   Schedule A

               (As of January 1, 2001, except as otherwise noted)

       Participating Employer                        State of Incorporation
       ----------------------                        ----------------------
Boston Scientific Corporation                             Delaware

Boston Scientific Corporation
Northwest Technology Center, Inc.                         Washington

Boston Scientific Sales, Inc.                             Delaware

Boston Scientific Technology, Inc.                        Minnesota

BSC Finance Corporation                                   Indiana

BSC International Corporation                             Delaware

BSC Technology, Inc.                                      Minnesota

Cardiac Pathways, Inc.
(effective January 1, 2002)                               Delaware

Cardiovascular Imaging Systems, Inc.                      California

Catheter Innovations, Inc.
(effective January 1, 2002)                               Delaware

Celltechnix Corporation                                   New Jersey

Corvita Corporation                                       Florida

Embolic Protection, Inc.
(effective January 1, 2002)                               Delaware

EP Technologies, Inc.                                     Delaware

EP Technologies Sales, Inc.                               California

Heart Technology Manufacturing, Inc.                      Washington

       Participating Employer                        State of Incorporation
       ----------------------                        ----------------------
Interventional Technologies, Inc.
(effective January 1, 2002)                               California

Meadox Distribution Company                               New Jersey

Meadox Instruments, Inc.                                  New Jersey

Meadox Medicals, Inc.                                     New Jersey

Meadox Medicals Sales, Inc.                               New Jersey

Meadox Technology, Inc.                                   Minnesota

Quanam Medical Corporation
(effective January 1, 2002)                               California

Schneider (USA) Inc.                                      Minnesota

Scimed Life Systems, Inc.                                 Minnesota

Scimed, Inc.                                              Minnesota

Scimed Technology Inc.                                    Minnesota

Symbiosis Corporation                                     Florida

Target Therapeutics, Inc.

Vesica Medical, Inc.                                      California

                                   Schedule B

         Special Provisions Regarding Former Participants in Other Plans

         The following plans have been merged into this Plan as of the dates indicated below. Any elections made by participants in such plans with respect to contributions, beneficiaries, investments, loans or benefit distributions shall carry over and be treated as if made under this Plan, except as otherwise provided by the Committee.

         1. Cardiovascular Imaging Systems, Inc. 401(k) Salary Reduction Plan and Trust

         On October 3, 1995, the Cardiovascular Imaging Systems, Inc. 401(k) salary reduction plan was merged into this Plan.

         Special participation rules (Section 2.1(c)):              No

         Special rules re allocation of transferred accounts
         (Section 4.6(a)):                                          No

         Special Vesting rules (Sections 5.6 and 14.40):            No

         Special in-service withdrawal rules (Section 6.10(a)):     No

         QJSA rules applicable (Section 8.7):                       Yes

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):

                  Immediate life annuity.

                  Immediate life annuity with a period certain of 10, 15, or 20 years.

                  Immediate annuity for the life of the Participant, with a survivor annuity for the Participant's beneficiary which is 100%, 66 2/3% or 50% of the amount payable during the life of the Participant.

                  Any combination of the above options and the benefit forms described in Section 8.1.

         2. Scimed Life Systems, Inc. Retirement Savings and Profit Sharing Plan

         Effective January 1, 1996, the Scimed Life Systems, Inc. Retirement Savings and Profit Sharing Plan was merged into this Plan.

         Special participation rules (Section 2.1(c)):              No

         Special rules re allocation of transferred accounts
         (Section 4.6(a)):                                          No

         Special Vesting rules (Sections 5.6 and 14.40):            No

         Special in-service withdrawal rules (Section 6.10(a)):     No

         QJSA rules applicable (Section 8.7):                       No

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):                                    No

         3. Symbiosis Corporation 401(k) Plan and Trust

         Effective June 1, 1996, the Symbiosis Corporation 401(k) Plan and Trust was merged into this Plan.

         Special Participation rules (Section 2.1(c)):              No

         Special Rules re allocation of transferred accounts
         (Section 4.6(a)):                                          No

         Special Vesting rules (Sections 5.6 and 14.40):            No

         Special in-service withdrawal rules (Section 6.10(a)):     No

         QJSA rules applicable (Section 8.7):                       No

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):                                    None

         4. American Home Products Corporation Savings Plan

         Effective June 1, 1996, the accounts under the American Home Products Corporation Savings Plan attributable to Participants employed by Symbiosis Corporation were merged into this Plan.

         Special Participation rules (Section 2.1(c)):              No

         Special Rules re allocation of transferred accounts
         (Section 4.6(a)):                                          No

         Special Vesting Rules (Sections 5.6 and 14.40):            No

         Special in-service withdrawal rules (Section 6.10(a)):

                  Withdrawal from after-tax contribution account
                  (Once per Plan Year; $500 minimum)

         QJSA rules applicable (Section 8.7):                       No

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):                                    None

         5. EPT 401(k) Plan

         Effective as of the close of business on December 31, 1996, the EPT 401(k) Plan is hereby merged into this Plan.

         Special participation rules (Section 2.1(c)):              Yes

                  (i) Any individual who is a participant in the EPT 401(k) Plan (the "Former Plan") on December 31, 1996 shall become a Participant in the Plan as of January 1, 1997.

                  (ii) Each other Employee of EP Technologies, Inc. shall be subject to the participation rules under Section 2.1.

         Special rules re allocation of transferred accounts
         (Section 4.6(a)):                                          No

         Special Vesting rules (Sections 5.6 and 14.40):            Yes

                  (i) Any individual who is a participant in the EPT 401(k) Plan (the "Former Plan") on December 31, 1996 and who is actively employed by the Plan Sponsor or an Affiliated Employer on or after December 31, 1996 shall have a 100% nonforfeitable interest in the portion of his or her Accounts under this Plan that are attributable to the transfer of his or her employer matching contribution account balance, if any, from the Former Plan.

                  (ii) Any individual who is actively employed by EP Technologies, Inc. on December 31, 1996 and who has 3 or more years of service for purposes of calculating vesting (as determined under the Former Plan) shall have a vested interest in a percentage of his or her Discretionary Contribution Account under the Plan, if any, determined in accordance with the following schedule and based on his or her Years of Service for Vesting:

 Years of Service                                 Applicable
   for Vesting                             Nonforfeitable Percentage
 ----------------                          -------------------------
3 but less than 4                                     75%
4 or more                                            100%

         Special in-service withdrawal rules (Section 6.10(a)):

                  Hardship withdrawals allowed from any account
                         which is 100% vested.

         QJSA rules applicable (Section 8.7):                       No

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):                                    None

         6. Heart Technology, Inc. 401(k) Profit Sharing Plan

         Effective as of the close of business on December 31, 1996, the Heart Technology, Inc. 401(k) Profit Sharing Plan is hereby merged into this Plan.

         Special Participation rules (Section 2.1(c)):              Yes

                  (i) Any individual who is a participant in the Heart Technology, Inc. 401(k) Profit Sharing Plan (the "Former Plan") on December 31, 1996 shall become a Participant in the Plan as of January 1, 1997.

                  (ii) Any individual who is an active employee of Boston Scientific Corporation Northwest Technology Center, Inc. on December 31, 1996 and who has satisfied the eligibility requirements under the Former Plan as of December 31, 1996 (age 18 and the earlier of 6 months continuous employment or 1 year of service), but who has not yet enrolled in the Former Plan shall become a Participant in the Plan on the first Entry Date on or after January 1, 1997 on which such individual (a) is an Eligible Employee and (b) has in effect a compensation reduction authorization described in Section 3.2.

                  (iii) Any individual who is an active employee of Boston Scientific Corporation Northwest Technology Center, Inc. on December 31, 1996 and who has not yet satisfied the eligibility requirements under the Former Plan as of December 31, 1996 shall become a Participant in the Plan as of the Entry Date coinciding with or next following the date on which the individual (a) satisfies the eligibility requirements under Section 2.1, substituting age 18 for age 21 in Section 2.1(b)(3), (b) is an Eligible Employee and (c) has in effect a compensation reduction authorization described in Section 3.2.

                  (iv) Each other Employee of Boston Scientific Corporation Northwest Technology Center, Inc. shall be subject to the participation rules under Section 2.1.

         Special Rules re allocation of transferred accounts
         (Section 4.6(a)):                                          No

         Special Vesting Rules (Sections 5.6 and 14.40):            Yes

                  Any individual who is a participant in the Heart Technology, Inc. 401(k) Profit Sharing Plan (the "Former Plan") on December 31, 1996 and who is an active employee of the Plan Sponsor or an Affiliated Employer on or after December 31, 1996 shall have a 100% nonforfeitable interest in the portion of his or her Accounts under this Plan that are attributable to the transfer of his or her employer matching contribution account balance, if any, from the Former Plan.

         Special in-service withdrawal rules (Section 6.10(a)):     Yes

                  In-service withdrawals of rollover account; limited to once per year.

         QJSA rules applicable (Section 8.7):                       No

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):                                    None

         7. Meadox Medicals, Inc. Employees' Savings Plan

         Effective as of the close of business on December 31, 1996, the Meadox Medicals, Inc. Employees' Savings Plan is hereby merged into this Plan.

         Special Participation rules (Section 2.1(c)):              Yes

                  (i) Any individual who is a participant in the Meadox Medicals, Inc. Employees' Savings Plan (the "Former Plan") on December 31, 1996 shall become a Participant in the Plan as of January 1, 1997.

                  (ii) Any individual who is an active employee of Meadox Medicals, Inc. on December 31, 1996, but who has not yet enrolled in the Former Plan shall become a Participant in the Plan on any Entry Date on or after January 1, 1997, provided on such Entry Date such individual (a) is an Eligible Employee and (b) has in effect a compensation reduction authorization described in Section 3.2.

                  (iii) Each other Employee of Meadox Medicals, Inc. shall be subject to the participation rules under Section 2.1.

         Special Rules re allocation of transferred accounts
         (Section 4.6(a)):                                          No

         Special Vesting Rules (Sections 5.6 and 14.40):            Yes

                  Any individual who is a participant in the Meadox Medicals, Inc. Employees' Retirement Plan (the "Former Plan") on December 31, 1996 and is an active employee of the Plan Sponsor or an Affiliated Employer on or after December 31, 1996 shall have a 100% nonforfeitable interest in the portion of his or her Accounts under this Plan that are attributable to the transfer of his or her employer matching contribution account balance, if any, from the Former Plan.

         Special in-service withdrawal rules (Section 6.10(a)):     Yes

         After-tax contribution account.                            No

         QJSA rules applicable (Section 8.7):                       No

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):                                    None

         8. Target Therapeutics, Inc. 401(k) Plan and Trust

         Effective as of the close of December 31, 1997, the Target Therapeutics, Inc. 401(k) Plan and Trust was merged into this Plan.

         Special Participation rules (Section 2.1(c)):              No

         Special Rules re allocation of transferred accounts
         (Section 4.6(a)):                                          No

         Special Vesting rules (Sections 5.6 and 14.40):            No

         Special in-service withdrawal rules (Section 6.10(a)):     No

         QJSA rules applicable (Section 8.7):                       No

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):                                    None

         9. Pfizer Savings and Investment Plan

         Effective as of the close of November 30, 1998, the portion of the Pfizer Savings and Investment Plan and trust benefitting employees of Schneider
(USA) Inc. and Corvita Corporation was merged into this Plan.

         Special Participation rules (Section 2.1(c)):              Yes

                  (i) Individuals who were employed by Schneider (USA) Inc. or Corvita Corporation on September 10, 1998 may participate in this Plan pursuant to Section 2.1(c) without regard to the age requirement of that Section.

                  (ii) Any Employee who was a participant in the Pfizer Savings and Investment Plan on September 9, 1998 shall become a Participant in this Plan as of September 10, 1998.

                  (iii) Each other individual who becomes an Employee of Schneider (USA) Inc. or Corvita Corporation shall be subject to the general participation rules of Section 2.1.

         Special Rules re allocation of transferred accounts
         (Section 4.6(a)):                                          Yes

                  In order to administer special distribution options with respect to contributions attributable to the NAMIC USA Corporation Profit Sharing and Incentive Savings Plan, Pfizer matching contributions and Pfizer after-tax employee contributions (and earnings on all such contributions) such contributions (and related earnings) shall be transferred into separate accounts or subaccounts under this Plan.

         Special Vesting rules (Sections 5.6 and 14.40):            No

         Special in-service withdrawal rules (Section 6.10(a)):     Yes

                  The Pfizer matching contribution account, after-tax employee contribution account, and former NAMIC accounts (attributable to contributions other than elective contributions) can be withdrawn in-service at any time.

                  Pfizer and NAMIC elective contribution accounts can be withdrawn on account of hardship or disability.

         QJSA rules applicable (Section 8.7):                       Yes

                  (i) Former participants of the Pfizer Savings and Investment Plan must obtain spousal consent for loans and hardship withdrawals from their Pfizer accounts.

                  (ii) Accounts of Participants for whom NAMIC Accounts are maintained (i.e., former participants of the NAMIC USA Corporation Profit Sharing and Incentive Plan) are subject to the QJSA rules with respect to those accounts.

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):                                    Yes

                  (i) Lump sum withdrawals or distributions from the Pfizer stock fund can be distributed in shares of Pfizer common stock (with cash in lieu of any fractional shares) at the Participant's election.

                  (ii) NAMIC Accounts, in addition to the benefit forms described under Section 8.1 and 8.7, can be distributed as follows:

                           [ ] Immediate annuity for the life of the Participant, with a survivor annuity for the Participant's beneficiary which is 50% of the amount payable during the life of the Participant.

                           [ ]      Immediate life annuity.

                           [ ]      Other annuity options.

         10. Catheter Innovations, Inc. 401(k) Retirement Savings Plan

         Effective as of the close of December 31, 2001, the Catheter Innovations, Inc. 401(k) Retirement Savings Plan (the "Catheter Innovations Plan") and Trust shall be merged into this Plan.

         Special Participation rules (Section 2.1(c)):              No

         Special Rules re allocation of transferred accounts
         (Section 4.6(a)):                                          No

         Special Vesting rules (Sections 5.6 and 14.40):            No

         Special in-service withdrawal rules (Section 6.10(a)):     No

         QJSA rules applicable (Section 8.7):                       Yes

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):

                  50% joint and survivor annuity.
                  Straight life annuity.

                  Single life annuity with period of certain of five, ten or fifteen years.

                  Single life annuity with installment refund

                  50%, 66(BETA)%, or 100% joint and survivor annuity with installment refund.

                  Fixed period annuity for any period of whole months which is not less than sixty and does not exceed the life expectancy of the Participant and the named Beneficiary.

                  Installments.

         11. Quanam Medical Corporation 401(k) Plan

         Effective as of the close of December 31, 2001, the Quanam Medical Corporation 401(k) Plan (the "Quanam Plan") and Trust shall be merged into this Plan.

         Special Participation rules (Section 2.1(c)):              No

         Special Rules re allocation of transferred accounts
         (Section 4.6(a)):                                          No

         Special Vesting rules (Sections 5.6 and 14.40):            No

         Special in-service withdrawal rules (Section 6.10(a)):     No

         QJSA rules applicable (Section 8.7):                       No

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):                                    None

         12. Interventional Technologies, Inc. 401(k) Plan

         Effective as of the close of December 31, 2001, the Interventional Technologies, Inc. 401(k) Plan (the "IVT Plan") and Trust shall be merged into this Plan.

         Special Participation rules (Section 2.1(c)):              No

         Special Rules re allocation of transferred accounts
         (Section 4.6(a)):                                          No

         Special Vesting rules (Sections 5.6 and 14.40              No

         Special in-service withdrawal rules (Section 6.10(a)):     No

         QJSA rules applicable (Section 8.7):                       No

         Optional forms of payment to preserve
         (Sections 8.1 and 8.7):                                    None

                                   Schedule C

                            Special 1998 Contribution

                  Pursuant to Section 3.8, during the 1998 Plan Year, the Participating Employers made a special contribution on behalf of certain Participants (as listed below) in the amounts as indicated:

 Participants Receiving       Amount of Special
Special 1998 Contribution     1998 Contribution
-------------------------     -----------------
Anderson        Connie            $1,196.07
Colon           Eleanor           $  702.99
Davis           Andrew            $3,621.51
Khammanivong    Lounh             $  133.28
Lynch           Elizabeth         $  955.41
Montuori        John              $   59.59
Munoz           Mauro             $  498.25
Murley          Joyce             $  113.59
Ouk             Dara              $  139.34
Panescu         Dorin             $  210.66
Reineck         Jean              $   17.25
Shah            Krunal            $  287.47
Vierra          Jean              $1,277.98
Zweirs          Douglas           $3,323.15
Schallehn       Marcia            $  494.02
Lambert         Jose              $  974.21
Miranda         Gilbert           $1,817.55
Vnuk            Theresa           $  216.67
Bliss           Mark              $1,123.34
McCoy           Michael           $  936.33
Bautista        Amalia            $   81.91
Bean Jr         James I           $  210.87
Born            John              $  861.98
Brennan         Eileen F.         $  181.17
Duran           Julio             $  192.01
Fissenden       Lawrence P        $  176.37
Gomez           Boris             $  188.68
Johnson         Jeffrey           $  624.93
Laguerre        Anne G            $  117.76
Lindberg        Berndt E          $  170.25
Meintsma        Kathryn           $  305.60
Mistry          Illa              $  284.25
Murley          Rebecca           $   85.38
Nguyen          Amy N             $   56.07
Ooley           Adam C            $   90.99

Rooney          Robert J.         $   63.53
Sabic           Tereza            $   27.88
Scouton         Patricia A        $   80.82
Springer        James A           $   76.49
Stewart         Jack D            $  323.88
Sutherlin       Todd              $  487.28
Swenson         Gregory           $  633.79
Teoh            Clifford          $  647.08
Tyburski        Karen             $  337.98
Vanarsdale      Timothy L         $   48.98
Williams        Denny L           $  112.18
Winders         Patricia L        $   61.21
Mack            Aggie             $  135.08
Mendez          Rafael            $  446.86
Brown           Roland            $  554.46
Hanson          Ilene A           $  132.66
Hass            Katherine A       $  123.31
Panuganti       Vijayasri         $  166.80
Pless           Nina M            $   58.07
Nguon           Sokha             $  110.47
Capece          Brian             $  349.39
Hanley          Steven            $  584.17
Duffy           James             $  763.93
Bot             Marc              $  896.45
Bergquist       Jonathan          $  386.20
Croci           Steven            $3,008.25
Horkey          Natasha           $  105.39
Martinez        Lisa              $  609.11
Quinn           Patricia          $  326.29
Vela            Juan              $  373.92
Wathen          Peggy             $    9.83
Watson          Gisela            $   28.49
White           William           $   19.66
Bennett         Michael           $4,334.80
Caneda          Jorge             $  561.89
Cielinski       Carrie            $  285.85
Duckett         Tammie            $  939.51
Koprowski       Janet             $2,590.23
Leblanc         Ronald            $1,521.94
Robertson       Tammy             $   93.24
Schmidt         Jennifer          $  202.93
Singh           Sarwesh           $  440.24
Smith           Johnnie           $   68.57
Stephenson      Marie             $   65.00
Takock          Aykham            $  227.72
Talbot          Connie            $  471.05

Tool            Sandra            $  840.78
Wei             Kuo-Shiun         $4,630.44
Carrillo Jr.    Oscar             $  703.96
Josef           Corazon           $  382.88
Khao            Sarith            $  232.73
Roberts         Barbara           $1,278.94
Vennes          Robert            $2,278.61
Zhong           Sheng-Ping        $2,054.13
Miller          Connie            $1,531.31
Miller          Paul              $1,573.04
Jertson         John              $  266.33
Colonna         Douglas           $  310.94
Markle          Charlotte         $  287.02
Flores          Anita             $  130.32
Oza             Paritosh          $  276.74

                         Special Year 2000 Contribution

                  Pursuant to Section 3.8, during the 2000 Plan Year, the Participating Employers made a special contribution on behalf of certain Participants (as listed below) in the amounts as indicated:

 Participants Receiving       Amount of Special
Special 2000 Contribution     2000 Contribution
-------------------------     -----------------
Poublon         John A.           $  123.42
O'Mara          Robert J.         $  122.92
Hauer           Lillian R.        $  259.15
Paige           Corrine F.        $  213.16
Carpenter       Flo               $  129.82
Wetherbee       William A.        $  147.18
Greer           David A.          $    7.54
Randall         Bryan L.          $   94.76
Hebert          Charles B.        $  131.84
Bennett         Ronald W.         $  138.69
Chow            Stephen Y.        $  262.10
Silveira        Rachelle L.       $1,151.11
Oukaroune       Souphaly          $   10.64
Fedie           Byron             $   25.12

      Special Contribution for Certain Former Employees of Cardiac Pathways

         Pursuant to Section 3.8, the Participating Employers will make, in 2002, a special contribution on behalf of each Participant who (i) formerly participated in the Cardiac Pathways Corporation 401(k) Plan (the "Cardiac Plan"), (ii) earned in the aggregate less than $60,000 in 2001 from Boston Scientific Corporation and Cardiac Pathways Corporation, and (iii) was actively employed by Boston Scientific Corporation as of the last day of the Plan Year. Such contribution for each eligible Participant shall equal 35% of such Participant's "projected elective deferral amount". For purposes of this paragraph, "projected elective deferral amount" means the amount that the Participant would have deferred under the Cardiac Plan from August 8, 2001 through December 31, 2001 if the Cardiac Plan had not been terminated and if the Participant's elective deferral election under the Cardiac Plan as of August 7, 2001 had remained the same for the remainder of the year.

                                    FORM OF

                          BOSTON SCIENTIFIC CORPORATION
                         401(k) RETIREMENT SAVINGS PLAN

                                 FIRST AMENDMENT

         Pursuant to Section 10.1 of the Boston Scientific Corporation 401(k) Retirement Savings Plan as amended and restated effective January 1, 2001 (the "Plan"), Boston Scientific Corporation hereby amends the Plan, effective January 1, 2003, as follows:

         1. Section 3.1 is amended by deleting the last sentence thereof and by replacing it with the following:

         "Elective Contributions for any pay period in a Plan Year may not be less than 1 percent of the Participant's Compensation for such pay period and the maximum amount of Elective Contributions for any pay period shall be the least of:

                  (a) 25 percent of the Participant's Compensation for such pay period;

                  (b) the maximum amount permitted under Article 11; and

                  (c) any further limit placed on Highly Compensated Employees by the Committee in its discretion in anticipation of satisfying the actual deferral percentage or actual contribution percentage limits described in Article 11.

         In addition, effective January 1, 2003, Participants who have attained age 50 before the close of a Plan Year shall be eligible to have catch-up Elective Contributions made on their behalf for the Plan Year in accordance with, and subject to, the limitations of Code section 414(v). Such catch-up Elective Contributions shall not be taken into account for purposes of compliance by the Plan with the required limitations of Code sections 402(g) and 415. The Participating Employers will not make Matching Contributions on account of catch-up Elective Contributions."

         2. Section 3.3 (a) is amended by deleting the last sentence thereof and by replacing it with the following:

         "The amount of Matching Contributions made by a Participating Employer for the period shall be equal to (i) 100% of the Elective Contributions (excluding catch-up Elective Contributions) made on behalf of the Participant for the period which do not exceed 2% of the Participant's Compensation for such period, plus (ii) 50% of the Elective Contributions (excluding catch-up Elective Contributions) made on behalf of the Participant for the period which exceed 2% but do not exceed 4% of the Participant's Compensation for such period."

         3. Section 4.3(a) is amended by adding the following to the end thereof:

         "Notwithstanding the foregoing, all investments under the Plan are subject to the rules and limitations contained in the prospectus or other documents that describe the investment."

         4. Section 5.5 is amended by deleting paragraph (c) and replacing it with the following:

         "(c) If a Participant forfeits any part of his or her Accounts under paragraph (a) above, the amount of the forfeiture will be applied, first, toward any restoration of any amount previously forfeited as required under paragraph (a) above, and then, toward either (i) the payment of reasonable expenses of administering the Plan, or (ii) the Matching Contributions required to be made to the Plan under Section 3.3, as determined by the Committee."

         5. Section 6.6 is amended by deleting the first sentence in the last paragraph and replacing it with the following:

         "For purposes of this Section, a Participant's Accounts will be considered to be valued in excess of $5,000 if the value of his or her Accounts (excluding any Rollover Contributions and any earnings thereon) exceeds such amount at the time of the distribution in question."

         6. Section 6.6 is further amended by adding the following to the end thereof:

         "Notwithstanding the foregoing, periodically the Committee will distribute terminated Participants' Accounts that no longer have a value in excess of $5,000."

         7. Section 6.8 is amended by adding the following to the end thereof:

         "With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2003, the Plan will apply the minimum distribution requirements of Code section 401(a)(9) in accordance with the Final and Temporary Regulations that were issued on April 17, 2002."

         8. Section 8.2 is amended by deleting the first sentence in the last paragraph and replacing it with the following:

         "A Participant's Accounts will be considered to be valued in excess of $5,000 if the value of such Accounts (excluding Rollover Contributions and any earnings thereon) exceeds such amount at the time of the distribution in question."

         9. Section 8.2 is further amended by adding the following to the end thereof:

         "Notwithstanding the foregoing, periodically the Committee will distribute terminated Participants' Accounts that no longer have a value in excess of $5,000."

         10. Article 9 is amended by adding a new Section 9.8 to read as follows:

         "9.8 Expenses of Plan. The Committee may direct the Trustee to pay from the Trust any or all expenses of administering the Plan, to the extent such expenses are reasonable. The Committee will determine what constitutes a reasonable expense of administering the Plan, and whether such expenses shall be paid from the Trust. Any such expenses not paid out of the Trust shall be paid by the Company; provided, however, that to the extent permitted by ERISA, the Committee may direct the Trustee to reimburse the Company out of the Trust for a reasonable expense of administering the Plan which is paid by the Company prior to a determination with respect to such expense."

         IN WITNESS WHEREOF, Boston Scientific Corporation has caused this amendment to be executed in its name and on its behalf this ________ day of ____________________, 2002.

                                           BOSTON SCIENTIFIC CORPORATION

                                           By: _______________________________

                                           Title: ____________________________